UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22563

Mairs & Power Funds Trust
(Exact name of registrant as specified in charter)

332 Minnesota Street, Suite W1520, St. Paul, MN			55101
(Address of principal executive offices)			(Zip code)

Andrea C. Stimmel, Treasurer, 332 Minnesota Street, Suite W1520, St. Paul, MN 55101
(Name and address of agent for service)

Registrant’s telephone number, including area code:		651-222-8478

Date of fiscal year end:	December 31, 2017

Date of reporting period:	December 31, 2017

Item 1. Reports to Stockholders.

MAIRS & POWER FUNDS

Investing for the long-term

ANNUAL REPORT

DECEMBER 31, 2017

- GROWTH FUND (MPGFX)

est. 1958

- BALANCED FUND (MAPOX)

est. 1961

- SMALL CAP FUND (MSCFX)

est. 2011

Mairs & Power W1520 First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota 55101 www.mairsandpower.com

MAIRS & POWER FUNDS MARKET COMMENTARY (unaudited)

December 31, 2017

The market started 2017 on a strong positive trend, welcoming the new administration and a Republican Congress in anticipation of investor friendly legislation and de-regulation. The bull market continued its run throughout the year, setting multiple record highs and, as the year came to a close, long-anticipated tax cuts were signed into law delivering a strong year for absolute returns even in conservative portfolios, particularly on the equity side.

For the fourth quarter and full year the S&P 500 Total Return (TR) was 6.64% and 21.83%, and the Dow Jones Industrial Average TR was 10.96% and 28.11%, respectively. Our other key benchmark, the Bloomberg Barclay's U.S. Government/Credit Bond Index return was 0.49% and 4.00% for each period.

The market continued to favor large cap technology stocks in 2017, and the Information Technology sector is now both the largest component and the most significant factor in performance of the S&P 500 Index. Driven by a small number of names such as Facebook, Alphabet (Google), Netflix, Microsoft and Apple, the tech sector was up nearly 40% for the year, almost double the overall market.

There is much good news on a macroeconomic level. We are in an environment of widespread, synchronized economic growth around the world, yet inflation remains in check. The U.S. economy extended its most prolonged period of economic growth in recent history, and we ended the year with the third consecutive quarter of better than 3% annualized GDP (gross domestic product) growth. Consumer confidence is at a 17-year high while unemployment is at 17-year low, and small business confidence, the highest in more than a decade, is approaching historic all-time highs.

One cautionary signal is found in the fixed income market. The Federal Reserve (Fed) once again hiked the federal funds rate by 25 basis points in December, and has signaled a continued slow increase in short-term rates in 2018 with at least three rate hikes expected of an estimated 25 basis points each time. As short-term yields rose, the yields on longer maturity securities held fairly constant. While a flattening of the yield curve, which we've seen for several quarters now, often presages a slowdown in the economy. But the interest rate environment is anything but typical right now with more than $9 trillion in foreign government debt instruments issued globally currently trading at negative yields.

Outlook

The impact of the tax cuts on the economy will be watched closely in the coming year. Prior to the recent move, Congress had enacted seven major tax cuts since the 1960s. The average unemployment rate at the initiation of those earlier tax cuts was seven percent. With an unemployment rate of only four percent now, the current tax cuts provide a fiscal stimulus onto a fully utilized economy, an action which some have likened to "pouring gasoline on a fire."

The corporate tax cut will provide a one-time boost to earnings, especially for domestically oriented companies such as retailers, banks and smaller cap stocks that have little or no international exposure. Large cap companies with significant overseas operations may not see as large a benefit. Companies are likely to use the tax cuts for wage increases, dividend hikes, share buybacks and capital spending. The combination of wage hikes and lower personal taxes could provide a kick to consumer spending which will be positive for the economy. Wage hikes may create inflationary pressures, however, if employers are successful in pushing price hikes to offset higher labor costs. If they are not successful, higher labor costs could begin to pressure profit margins. Either scenario would create a headwind for the market.

For the first time in our memory, the market posted gains every month of 2017. In the ninth year of the second longest bull market in history, investor confidence remains at very high levels. Valuations remain near the high end of historical trading ranges, so the market is not cheap. With corporate earnings up ten percent but the

MAIRS & POWER FUNDS MARKET COMMENTARY (unaudited) (continued)

market up twice that in 2017, we believe the anticipated benefits from tax cuts are already substantially priced into stocks. As a result, our outlook is for a flat market in 2018. But even a flat market can provide plenty of opportunities for patient investors with a clear plan and a strategic approach to investing.

S&P 500 TR (Total Return) Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Dow Jones Industrial Average TR Index is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ. It is not possible to invest directly in an index.

Bloomberg Barclays U.S. Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. It includes investment-grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. It is not possible to invest directly in an index.

Basis point is a unit of measure where one basis point is equal to 1/100th of 1% or 0.01%, or 0.0001.

MAIRS & POWER GROWTH FUND (unaudited)

To Our Shareholders:  December 31, 2017

The Mairs & Power Growth Fund gained 6.27% in the fourth quarter and 16.52% for the full year 2017. The S&P 500 Total Return (TR) benchmark was up 6.64% and 21.83% for the quarter and full year respectively and the Lipper Multi-Cap Core Funds Index of peers rose 6.21% and 20.54% over the same periods.

Small cap stocks have significantly lagged large caps in 2017; relative valuations in small cap stocks have become attractively valued relative to large cap stocks. Because the Fund employs a multi-cap approach, we believe this will provide a tail wind in 2018.

While the Fund enjoyed strong absolute returns in 2017, relative performance for both Q4 and the year was negatively affected by stock selection as well as an underweight position in the Technology sector. Stock selection also hurt relative performance in the Consumer Discretionary sector for the year and the Financial sector for both the fourth quarter and the year because large asset managers outperformed consumer banks and smaller regional banks held by the Fund. Stock selection in the Industrial sector benefited relative performance for both the fourth quarter and the year.

In the current growth-oriented market, with valuations at the high end of historic ranges, we still are finding reasonably priced opportunities to invest in solid companies exhibiting a durable competitive advantage – even within the Information Technology sector.

MAIRS & POWER GROWTH FUND (MPGFX)

Top Performers

Fourth Quarter (9/30/17 – 12/31/17)		Year To Date (12/31/16 – 12/31/17)
Fastenal Company	14.16%	Graco, Inc.	43.78%
C.H. Robinson Worldwide, Inc.	11.05%	Abbott Laboratories	30.17%
Qualcomm Inc.	17.88%	Honeywell International Inc.	13.26%
3M Company	6.06%	3M Company	13.08%
Hormel Foods Corp.	7.20%	Proto Labs, Inc.	78.75%

Weak Performers

Fourth Quarter (9/30/17 – 12/31/17)		Year To Date (12/31/16 – 12/31/17)
H. B. Fuller Company	-13.62%	Schlumberger, Ltd.	-39.19%
General Electric Company	-33.98%	General Electric Company	-64.75%
U.S. Bancorp	-6.11%	U.S. Bancorp	-15.22%
Schlumberger, Ltd.	-9.28%	General Mills, Inc.	-22.47%
Roche Holdings Ltd.	-7.96%	Bemis Company, Inc.	-19.18%

Performance shown is relative to the S&P 500 TR Index as of December 31, 2017. Relative return is the difference between the absolute return and the performance of the market, in which the position is held. Relative contribution is used for ranking which considers average daily weightings for each holding. Past performance does not guarantee future results.

CoreSite Realty Corporation (COR) is a new name we began adding in the fourth quarter. The Denver-based REIT (Real Estate Investment Trust) is focused on cloud-based data center outsourcing, operating 20 data centers across eight large U.S. metropolitan areas. The company is well positioned in these markets as the demand for outsourced data center management continues to show strong growth, driven by the rising use of streaming video, adoption of next-generation 5G data networks and the growth of cloud-based computing applications.

Hormel (HRL) is a long-time Mairs & Power holding. Decades ago, the Austin, Minnesota-based food company was a pure commodity processor. Through the years it has successfully transitioned to become a maker of

MAIRS & POWER GROWTH FUND (unaudited) (continued)

branded, value-added consumer products. That transition was accelerated recently with acquisitions. Acquired brands include Applegate Organic Meats, Skippy Peanut Butter, and CytoSport (the maker of Muscle Milk products). As it moved up the value-chain, Hormel's solid branding and merchandising capabilities strengthened these newly acquired businesses beyond the results they could have achieved as stand-alone entities. The stock sold off sharply earlier last year over market concerns about short-term pricing pressures in the commodity meat processing industry. Because we understood the company's overall strategy and remained confident that the pressures they faced were temporary, we took the opportunity to add to our position. Late last year, the market began to recognize the value creation strategy we have recognized all along and the stock has performed quite well.

Disney (DIS) is another portfolio holding that was up strongly in the fourth quarter. The move was driven by the announcement of a deal to acquire 21st Century Fox's film and television production business as well as a large catalog of movies. The acquisition, which is expected to close in 12 to 18 months, is a smart strategic move by Disney, demonstrating that their growth strategy is all about the content. They are positioning themselves to compete by offering bundles of valuable content whether delivered via cable or on-line streaming.

Almost nine years into the second longest bull market in history, investor confidence remains at very high levels. The recent BitCoin phenomenon has captured a fair amount of attention as well. Amid such headlines of seemingly easy money, it can be tempting for investors to "jump off" their discipline and follow the crowd. That is not what we are going to do.

Over the past few years we have seen retirements of long-serving leaders here at Mairs & Power, with a new generation taking the reins. Even so, our philosophy of long-term value investing will not change. With decades of experience, we know that in times like these, it's important to remain disciplined and stick with what has served us and our investors well over the long-term.

Mark L. Henneman Lead Manager	Andrew R. Adams Co-Manager

The Fund's investment objective, risks, charges and expenses must be considered carefully before investing. The summary prospectus or full prospectus contains this and other important information about the Fund and they may be obtained by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com. Read the summary prospectus or full prospectus carefully before investing.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

All investments have risks. The Growth Fund is designed for long-term investors. Equity investments are subject to market fluctuations and the Fund's share price can fall because of weakness in the broad market, a particular industry or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices and greater fluctuations in price than U.S. corporations.

Diversification does not guarantee profit or protect against loss.

S&P 500 Total Return (TR) Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Lipper Multi-Cap Core Funds Index measures the performance of the 30 largest mutual funds that invest in a variety of capitalization ranges, without concentrating 75% or more of their equity assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc. It is not possible to invest directly in an index.

BitCoin is a type of digital currency in which encryption techniques are used to regulate the generation of units of currency and verify the transfer of funds, operating independently of a central bank.

Mairs & Power Growth Fund
PERFORMANCE INFORMATION (unaudited)  December 31, 2017

Ten years of investment performance (through December 31, 2017)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended December 31, 2017

	1 year	5 years	10 years	20 years
Mairs & Power Growth Fund	16.52%	13.83%	9.21%	9.64%
S&P 500 Total Return Index(1)	21.83%	15.79%	8.50%	7.20%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404.

(1)  The S&P 500 Total Return Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Mairs & Power Growth Fund
FUND INFORMATION (unaudited)  December 31, 2017

Portfolio Managers

Mark L. Henneman, CFA, lead manager since July 1, 2013, co-manager from January 1, 2006 through June 30, 2013, University of Minnesota, MBA Finance 1990

Andrew R. Adams, CFA, co-manager since January 1, 2015, University of Wisconsin-Madison, MS Finance 1997

General Information

Fund Symbol	MPGFX
Net Asset Value (NAV) Per Share	$121.12
Expense Ratio	0.64%
Portfolio Turnover Rate	8.84%
Sales Charge	None[1]
Fund Inception Year	1958

Portfolio Composition

Top Ten Portfolio Holdings

(Percent of Total Net Assets) 2

Ecolab Inc	4.9%
US Bancorp/MN	4.6
Honeywell International Inc	4.4
Johnson & Johnson	3.8
Graco Inc	3.8
3M Co	3.7
Medtronic PLC	3.7
Donaldson Co Inc	3.5
Abbott Laboratories	3.5
Hormel Foods Corp	3.3

Portfolio Diversification

(Percent of Total Net Assets)

Common Stocks 98.8%
Industrials	29.2%
Health Care	23.6
Financials	12.2
Information Technology	10.5
Materials	9.8
Consumer Staples	5.8
Consumer Discretionary	4.8
Energy	2.1
Real Estate	0.8
Short-term Investments 1.2%[3]	1.2
100.0%

1  Although the Fund is no-load, investment management fees and other expenses still apply.

2  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

3  Represents short-term investments and other assets and liabilities (net).

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Mairs & Power, Inc. (the "Adviser").

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS  December 31, 2017

Shares	Security Description	Fair Value
	COMMON STOCKS 98.8%
	CONSUMER DISCRETIONARY 4.8%
290,000	Gentherm Inc (b)	$9,207,500
80,000	Home Depot Inc/The	15,162,400
975,000	Target Corp	63,618,750
1,275,000	Walt Disney Co/The	137,075,250
		225,063,900
	CONSUMER STAPLES 5.8%
2,000,000	General Mills Inc	118,580,000
4,300,000	Hormel Foods Corp	156,477,000
		275,057,000
	ENERGY 2.1%
1,450,000	Schlumberger Ltd (a)	97,715,500
	FINANCIALS 12.2%
765,000	American Express Co	75,972,150
1,570,000	Associated Banc-Corp	39,878,000
1,255,000	Great Western Bancorp Inc	49,949,000
1,520,000	Principal Financial Group Inc	107,251,200
4,095,000	US Bancorp/MN	219,410,100
1,430,000	Wells Fargo & Co	86,758,100
		579,218,550
	HEALTH CARE 23.6%
2,870,000	Abbott Laboratories	163,790,900
535,000	Baxter International Inc	34,582,400
900,000	Bio-Techne Corp	116,595,000
460,000	Eli Lilly & Co	38,851,600
1,285,000	Johnson & Johnson	179,540,200
2,165,000	Medtronic PLC (e)	174,823,750
1,175,000	Patterson Cos Inc	42,452,750
2,670,000	Pfizer Inc	96,707,400
3,530,000	Roche Holding AG (d)	111,477,400
305,000	UnitedHealth Group Inc	67,240,300
745,000	Zimmer Holdings Inc	89,899,150
		1,115,960,850
	INDUSTRIALS 29.2%
745,000	3M Co	175,350,650
1,150,000	CH Robinson Worldwide Inc	102,453,500
3,380,000	Donaldson Co Inc	165,451,000
1,945,000	Fastenal Co	106,372,050

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2017

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	INDUSTRIALS (continued)
485,000	Generac Holdings Inc (b)	$24,017,200
2,110,000	General Electric Co	36,819,500
3,960,000	Graco Inc	179,071,200
1,350,000	Honeywell International Inc	207,036,000
1,600,000	Pentair PLC (a)	112,992,000
225,000	Proto Labs Inc (b)	23,175,000
200,000	Snap-on Inc	34,860,000
650,000	Tennant Co	47,222,500
1,630,000	Toro Co/The	106,324,900
490,000	United Parcel Service Inc, Class B	58,383,500
		1,379,529,000
	INFORMATION TECHNOLOGY 10.5%
127,000	Alphabet Inc (b)	132,892,800
1,065,000	Badger Meter Inc	50,907,000
1,300,000	Corning Inc	41,587,000
1,600,000	Cray Inc (b)	38,720,000
715,000	Fiserv Inc (b)	93,757,950
270,000	NVE Corp (f)	23,220,000
935,000	QUALCOMM Inc	59,858,700
250,000	Stratasys Ltd (a) (b)	4,990,000
2,790,000	Western Union Co/The	53,037,900
		498,971,350
	REAL ESTATE 0.8%
325,000	CoreSite Realty Corp	37,017,500
	MATERIALS 9.8%
2,615,000	Bemis Co Inc	124,970,850
1,719,999	Ecolab Inc	230,789,466
2,045,000	HB Fuller Co	110,164,150
		465,924,466
	TOTAL COMMON STOCKS (cost $2,484,848,592)	$4,674,458,116

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2017

Shares	Security Description	Fair Value
	SHORT-TERM INVESTMENTS 0.8%
39,839,204	First American Government Obligations Fund, Class Z, 1.19% (c) (cost $39,839,204)	$39,839,204
	TOTAL INVESTMENTS 99.6% (cost $2,524,687,796)	$4,714,297,320
	OTHER ASSETS AND LIABILITIES (NET) 0.4%	16,859,105
	TOTAL NET ASSETS 100.0%	$4,731,156,425

(a)  Foreign security denominated in U.S. dollars. As of December 31, 2017, these securities represented $215,697,500 or 4.6% of total net assets.

(b)  Non-income producing.

(c)  The rate quoted is the annualized seven-day effective yield as of December 31, 2017.

(d)  American Depositary Receipt.

(e)  Issuer headquartered overseas but considered domestic. In determining whether a security is foreign or domestic, the Adviser will generally look at the location of the headquarters of the issuer. However, if the issuer is believed by the Adviser to be headquartered in a jurisdiction primarily for tax purposes, the Adviser will consider the following additional factors: 1) the location of the primary exchange trading its securities; 2) where it derives the majority of its revenues, and/or 3) where it earns the majority of its profits.

(f)  Affiliated company at December 31, 2017.

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

See accompanying Notes to Financial Statements.

MAIRS & POWER BALANCED FUND (unaudited)

To Our Shareholders:  December 31, 2017

The Balanced Fund gained 4.01% for the fourth quarter and 11.90% for the full year 2017 compared with its benchmark composite index (60% S&P 500 Total Return Index and 40% Bloomberg Barclays U.S. Government/ Credit Bond Index) which gained 4.16% and 14.41% and the Morningstar Moderate Target Risk Index which gained 3.74% and 14.66%, for the fourth quarter and full year respectively.

Our Fund topped the $1 billion mark in early 2018 aided by very strong absolute performance, up double digits, in the previous two years. While the Fund outperformed its peer group, the Morningstar Moderate Target Risk Index, in 2016, in 2017 it lagged the peer group. While our investment approach does not exceed the market returns every year, our long-term philosophy of investing in strong, mainly mid-west, companies with a durable competitive advantage has historically produced excellent long-term results over complete market cycles and speaks for itself.

On the equity side, our portfolio had another great year with many of our companies up over 20% to 30%. However, performance in the S&P 500 was driven by a small number of large cap technology names such as Facebook, Apple, Netflix, Microsoft and Alphabet (Google), most up over 40% and a difficult bogey to beat in 2017. While we do own some Alphabet (GOOG), the Fund's relative underperformance in 2017 can be primarily attributed to our under exposure to the large cap tech sector.

The current market brings to mind the famous quote attributed to Mark Twain: "History never repeats itself but it rhymes." Over the past 25 years, we have seen Technology lead the market toward the end of two of the past three investment cycles. Our "style" has tended to lag the market towards the end of these investment cycles as excess returns become more concentrated in the biggest winners (big tech stocks in 2017). As we enter year nine the current cycle is the second longest in history. We cannot say for certain when the current cycle will end, but, similar to other long term investors such as Warren Buffett, we do not chase the top performers during the later stages of an investment cycle. We maintain our long term, disciplined approach of sticking with less cyclical companies with strong balance sheets and great businesses that hold up well in economic downturns. In the current growth-oriented market, with valuations at the high end of historic ranges, we still are finding reasonably priced opportunities to invest in solid companies exhibiting strong durable competitive advantages.

MAIRS & POWER BALANCED FUND (MAPOX)

Top Performers

Fourth Quarter (9/30/17 – 12/31/17)		Year To Date (12/31/16 – 12/31/17)
Home Depot, Inc.	9.81%	Graco Inc.	43.78%
C.H. Robinson Worldwide, Inc.	11.05%	Abbott Laboratories	30.17%
3M Company	6.06%	Honeywell International Inc.	13.26%
Hormel Foods Corp.	7.20%	Home Depot, Inc.	22.78%
Qualcomm Inc.	17.88%	UnitedHealth Group Inc.	17.99%

Weak Performers

Fourth Quarter (9/30/17 – 12/31/17)		Year To Date (12/31/16 – 12/31/17)
General Electric Company	-33.98%	General Electric Company	-64.75%
United Parcel Service,		Schlumberger, Ltd.	-39.19%
Inc. Class B	-6.70%	Exxon Mobile Corp.	-25.63%
U.S. Bancorp	-6.11%	U.S. Bancorp	-15.22%
Roche Holding Ltd.	-7.96%	Western Union Company	-31.12%
Schlumberger, Ltd.	-9.28%

MAIRS & POWER BALANCED FUND (unaudited) (continued)

Performance shown is relative to the S&P 500 TR Index as of December 31, 2017. Relative return is the difference between the absolute return and the performance of the market, in which the position is held. Relative contribution is used for ranking which considers average daily weightings for each holding. Past performance does not guarantee future results.

Donaldson Company (DCI) was a new name we added to the portfolio in the fourth quarter. We have been following the industrial filtration manufacturer for some time and found an opportunity toward the end of the year to acquire the stock at an attractive valuation as we see its end markets improving. We like the company's strategy and markets. In addition, as a Minneapolis-based company, it fits with our investment approach of sticking close to home.

Hormel (HRL) is a long-time Mairs & Power holding. Decades ago, the Austin, Minnesota-based food company was a pure commodity processor. Through the years it has successfully transitioned to become a maker of branded, value-added consumer products. That transition was accelerated recently with acquisitions. Acquired brands include Applegate Organic Meats, Skippy Peanut Butter, and CytoSport (the maker of Muscle Milk products). As it moved up the value-chain, Hormel's solid branding and merchandising capabilities strengthened these newly acquired businesses beyond the results they could have achieved as stand-alone entities. The stock sold off sharply earlier last year over market concerns about short-term pricing pressures in the commodity meat processing industry. Because we understood the company's overall strategy and remained confident that the pressures they faced were temporary, we took the opportunity to add to our position. Late last year, the market began to recognize the value creation strategy we have recognized all along and the stock has performed quite well.

Disney (DIS) is another portfolio holding that was up strongly in the fourth quarter. The move was driven by the announcement of a deal to acquire 21st Century Fox's film and television production business as well as a large catalog of movies. The acquisition, which is expected to close in 12 to 18 months, is a smart strategic move by Disney, demonstrating that their growth strategy is all about the content. They are positioning themselves to compete by offering bundles of valuable content whether delivered via cable or on-line streaming.

Turning to the fixed income side, our Balanced Fund Bond portfolio produced another year of good returns that beat the Bond Market as our average coupon of 4.5% carries a nice yield advantage over the benchmark. The Bond Market overall returned about 4%, which included the average coupon of 2.9% plus some appreciation as long bond yields actually declined in 2017 while the yield curve continued to flatten. (Remember when yields go down, bond prices rise). At Mairs & Power most bonds are held until they mature. The Fed has indicated it will continue its slow rate increases in 2018 and we expect three or four rate hikes in the coming year.

In selecting bonds, we utilize one of our core Mairs & Power competencies of identifying high quality companies. We invest in corporate bonds from these companies, bonds that carry a yield advantage over the Index. Our philosophy of low turnover has helped us hold onto that yield advantage over the years and generate excess fixed income returns for our investors. In addition, during this prolonged period of historically low interest rates we have deliberately and incrementally positioned the portfolio toward short maturity instruments over the past couple of years. As a result, we maintain a portfolio duration that is less than the benchmark. This means we generally have a less risky portfolio in a rising rate environment. At the end of the day, fixed income investors generally earn their coupons. We believe we will continue to win by investing in bonds of good high quality companies with a strong durable competitive advantage.

Almost nine years into the second longest bull market in history, investor confidence remains at very high levels. The recent BitCoin phenomenon has captured a fair amount of attention as well. Amid such headlines of seemingly easy money, it can be tempting for investors to "jump off" their discipline and follow the crowd. That is not what we are going to do.

MAIRS & POWER BALANCED FUND (unaudited) (continued)

Over the past few years we have seen retirements of long-serving leaders here at Mairs & Power, with a new generation taking the reins. Even so, our philosophy of long-term value investing will not change. With decades of experience, we know that in times like these, it's important to remain disciplined and stick with what has served us and our investors so well over the long-term.

Ronald L. Kaliebe Lead Manager	Kevin V. Earley Co-Manager

The Fund's investment objective, risks, charges and expenses must be considered carefully before investing. The summary prospectus or full prospectus contains this and other important information about the Fund and they may be obtained by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com. Read the summary prospectus or full prospectus carefully before investing.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

All investments have risks. The Balanced Fund is designed for long-term investors. Equity investments are subject to market fluctuations and the Fund's share price can fall because of weakness in the broad market, a particular industry or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than U.S. corporations. The Fund is subject to yield and share price variances with changes in interest rates and market conditions. Investors should note that if interest rates rise significantly from current levels, bond total returns will decline and may even turn negative in the short-term. There is also a chance that some of the Fund's holdings may have their credit rating downgraded or may default.

Diversification does not guarantee profit or protect against loss.

Composite Index reflects an unmanaged portfolio of 60% of the S&P 500 TR Index and 40% of the Bloomberg Barclays U.S. Government/Credit Bond Index. It is not possible to invest directly in an index.

Bloomberg Barclays U.S. Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. It includes investment-grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. It is not possible to invest directly in an index.

S&P 500 Total Return (TR) Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Morningstar Moderate Target Risk Index is designed to benchmark target-date and target-risk investment products. Index is based on well-established asset allocation methodology from Ibbotson Associates, a Morningstar company. Index has 60% global equity exposure and 40% global bond exposure. It is not possible to invest directly in an index.

A coupon rate is the yield paid by a fixed-income security; a fixed income security's coupon rate is the annual coupon payments paid by the issuer relative to the bond's face or par value.

BitCoin is a type of digital currency in which encryption techniques are used to regulate the generation of units of currency and verify the transfer of funds, operating independently of a central bank.

Mairs & Power Balanced Fund
PERFORMANCE INFORMATION (unaudited)  December 31, 2017

Ten years of investment performance (through December 31, 2017)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended December 31, 2017

	1 year	5 years	10 years	20 years
Mairs & Power Balanced Fund	11.90%	9.34%	7.60%	7.75%
Composite Index(1)	14.41%	10.27%	7.02%	6.65%
S&P 500 Total Return Index(2)	21.83%	15.79%	8.50%	7.20%
Bloomberg Barclays U.S. Government/Credit Bond Index(3)	4.00%	2.13%	4.08%	5.04%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404.

(1)  The Composite Index reflects an unmanaged portfolio comprised of 60% of the S&P 500 Total Return Index and 40% of the Bloomberg Barclays U.S. Government/Credit Bond Index. It is not possible to invest directly in an index.

(2)  The S&P 500 Total Return Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

(3)  The Bloomberg Barclays U.S. Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. It includes investment-grade, U.S. dollar-denominated, fixed-rate treasuries, government-related and corporate securities. It is not possible to invest directly in an index.

Mairs & Power Balanced Fund
FUND INFORMATION (unaudited)  December 31, 2017

Portfolio Managers

Ronald L. Kaliebe, CFA, lead manager since July 1, 2013, co-manager from January 1, 2006 through June 30, 2013, University of Wisconsin-Madison, MBA Finance 1980

Kevin V. Earley, CFA, co-manager since January 1, 2015, University of Minnesota, MBA Finance 1990

General Information

Fund Symbol	MAPOX
Net Asset Value (NAV) Per Share	$94.01
Expense Ratio	0.71%
Portfolio Turnover Rate	13.13%
Sales Charge	None[1]
Fund Inception Year	1961

Portfolio Composition

Top Ten Common Stock Holdings

(Percent of Total Net Assets) 2

Medtronic PLC	2.9%
US Bancorp/MN	2.7
Ecolab Inc	2.6
Honeywell International Inc	2.5
United Parcel Service Inc, Class B	2.5
Johnson & Johnson	2.4
Abbott Laboratories	2.2
3M Co	2.1
Pfizer Inc	2.0
Principal Financial Group Inc	1.9

Portfolio Diversification

(Percent of Total Net Assets)

Fixed Income Securities 31.9%
Corporate Bonds	29.2%
Asset Backed Securities	2.6
Federal Agency Obligations	0.1
Common Stocks 65.1%
Health Care	16.7
Industrials	15.0
Financials	10.5
Information Technology	4.7
Consumer Staples	4.4
Materials	4.4
Consumer Discretionary	4.2
Energy	4.2
Utilities	0.7
Real Estate	0.3
Preferred Securities 0.5%	0.5
Short-term Investments 2.5%[3]	2.5
100.0%

1  Although the Fund is no-load, investment management fees and other expenses still apply.

2  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

3  Represents short-term investments and other assets and liabilities (net).

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS  December 31, 2017

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES 31.9%
	FEDERAL AGENCY OBLIGATIONS 0.1%
$1,000,000	Federal Home Loan Banks	3.500%	12/22/31	$997,181
	CORPORATE BONDS 29.2%
	CONSUMER DISCRETIONARY 2.8%
250,000	ServiceMaster Co LLC/The	7.100%	03/01/18	252,445
500,000	Best Buy Co Inc	5.000%	08/01/18	508,230
1,000,000	Ford Motor Credit Co LLC	3.000%	12/20/18	1,001,180
1,000,000	Time Warner Cable Inc	4.125%	02/15/21	1,029,783
1,000,000	Best Buy Co Inc	5.500%	03/15/21	1,077,242
555,000	Kohl's Corp	4.000%	11/01/21	570,912
500,000	Whirlpool Corp	4.700%	06/01/22	536,222
750,000	Newell Rubbermaid Inc	4.000%	06/15/22	776,513
1,000,000	Block Financial LLC	5.500%	11/01/22	1,074,526
1,000,000	Wyndham Worldwide Corp	3.900%	03/01/23	989,472
2,702,000	LKQ Corp	4.750%	05/15/23	2,762,795
500,000	Hyatt Hotels Corp	3.375%	07/15/23	510,915
1,000,000	Viacom Inc	4.250%	09/01/23	1,020,986
2,000,000	Viacom Inc	3.875%	04/01/24	1,995,441
1,000,000	Tiffany & Co	3.800%	10/01/24	1,007,944
1,000,000	CBS Corp	3.500%	01/15/25	1,003,700
2,000,000	Coach Inc	4.250%	04/01/25	2,054,004
250,000	General Motors Co	4.000%	04/01/25	256,737
1,500,000	Ford Motor Credit Co LLC	4.134%	08/04/25	1,551,326
2,000,000	Priceline Group Inc/The	3.600%	06/01/26	2,008,566
1,000,000	Ford Motor Co	4.346%	12/08/26	1,042,583
1,000,000	General Motors Co	4.200%	10/01/27	1,036,210
1,000,000	Metropolitan Opera Association Inc	4.349%	10/01/32	992,511
2,000,000	Comcast Corp	4.250%	01/15/33	2,179,931
				27,240,174
	CONSUMER STAPLES 0.9%
2,250,000	Land O' Lakes Inc (g)	6.000%	11/15/22	2,508,750
500,000	SUPERVALU Inc	7.750%	11/15/22	491,250
1,000,000	Walgreens Boots Alliance Inc	3.800%	11/18/24	1,021,254
500,000	Land O' Lakes Inc (g)	7.250%	07/14/27	545,000
1,949,000	Land O' Lakes Capital Trust I (g)	7.450%	03/15/28	2,270,585
500,000	Altria Group Inc	4.250%	08/09/42	524,740
1,000,000	Cargill Inc (g)	4.100%	11/01/42	1,049,201
				8,410,780

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2017

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	ENERGY 1.3%
$1,599,000	ConocoPhillips Co	4.200%	03/15/21	$1,681,457
140,000	Gulf South Pipeline Co LP	4.000%	06/15/22	143,782
500,000	Western Gas Partners LP	4.000%	07/01/22	510,088
1,020,000	TechnipFMC PLC (a) (g)	3.450%	10/01/22	1,018,082
1,500,000	Sunoco Logistics Partners Operations LP	3.450%	01/15/23	1,491,322
2,000,000	Halliburton Co	3.500%	08/01/23	2,056,828
2,300,000	Murphy Oil Corp	6.875%	08/15/24	2,455,250
500,000	Kinder Morgan Energy Partners LP	4.250%	09/01/24	517,840
1,000,000	ConocoPhillips Co	3.350%	11/15/24	1,029,545
1,000,000	Boardwalk Pipelines LP	4.950%	12/15/24	1,071,292
500,000	Murphy Oil Corp (f)	6.125%	12/01/42	488,450
500,000	Apache Corp	4.250%	01/15/44	484,387
				12,948,323
	FINANCIALS 13.2%
500,000	Goldman Sachs Group Inc/The	5.950%	01/18/18	500,788
500,000	Wachovia Corp	5.750%	02/01/18	501,550
250,000	Lincoln National Corp	7.000%	03/15/18	252,448
500,000	SunTrust Bank/Atlanta GA	7.250%	03/15/18	505,111
500,000	Morgan Stanley	6.625%	04/01/18	505,478
1,000,000	Jefferies Group LLC	5.125%	04/13/18	1,008,199
500,000	Bank of America Corp	6.875%	04/25/18	507,639
500,000	Provident Cos Inc	7.000%	07/15/18	512,865
500,000	MetLife Inc	6.817%	08/15/18	514,656
500,000	Hartford Financial Services Group Inc/The	6.000%	01/15/19	518,063
500,000	Royal Bank of Scotland Group PLC (a)	5.250%	02/15/19	513,122
500,000	BB&T Corp	6.850%	04/30/19	530,053
250,000	WR Berkley Corp	6.150%	08/15/19	264,094
500,000	Protective Life Corp	7.375%	10/15/19	541,921
500,000	Credit Suisse/New York NY (a)	5.400%	01/14/20	527,776
500,000	Prospect Capital Corp	4.000%	01/15/20	492,468
500,000	Morgan Stanley	5.500%	01/26/20	529,854
500,000	Hartford Financial Services Group Inc/The	5.500%	03/30/20	532,906
450,000	Compass Bank	5.500%	04/01/20	473,457
1,000,000	HSBC Holdings PLC (a)	3.400%	03/08/21	1,022,097
1,000,000	Nationwide Financial Services Inc (g)	5.375%	03/25/21	1,077,392
500,000	Markel Corp	5.350%	06/01/21	538,717
1,500,000	Diamond 1 Finance Corp / Diamond 2 Finance Corp (g)	4.420%	06/15/21	1,563,029
1,000,000	Capital One Financial Corp	4.750%	07/15/21	1,068,479

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2017

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIALS (continued)
$500,000	Goldman Sachs Group Inc/The	5.250%	07/27/21	$541,895
500,000	Aflac Inc	4.000%	02/15/22	526,222
3,000,000	Primerica Inc	4.750%	07/15/22	3,208,286
2,833,000	Infinity Property & Casualty Corp	5.000%	09/19/22	2,980,940
2,000,000	OneBeacon US Holdings Inc	4.600%	11/09/22	2,061,551
1,000,000	Standard Chartered PLC (a) (g)	3.950%	01/11/23	1,009,234
500,000	First American Financial Corp	4.300%	02/01/23	514,310
2,000,000	Wells Fargo & Co	3.450%	02/13/23	2,038,093
4,073,000	Assurant Inc	4.000%	03/15/23	4,167,364
1,000,000	Markel Corp	3.625%	03/30/23	1,018,077
1,000,000	General Motors Financial Co Inc	3.700%	05/09/23	1,019,923
1,500,000	Citigroup Inc	3.500%	05/15/23	1,526,833
1,000,000	General Motors Financial Co Inc	4.250%	05/15/23	1,046,020
500,000	Morgan Stanley	4.100%	05/22/23	520,921
3,000,000	Liberty Mutual Group Inc (g)	4.250%	06/15/23	3,161,196
2,000,000	Diamond 1 Finance Corp / Diamond 2 Finance Corp (g)	5.450%	06/15/23	2,161,278
500,000	Ameriprise Financial Inc	4.000%	10/15/23	532,092
500,000	CNA Financial Corp	7.250%	11/15/23	596,401
500,000	Pacific Life Insurance Co (g)	7.900%	12/30/23	612,037
1,000,000	Moody's Corp	4.875%	02/15/24	1,098,418
1,000,000	HSBC Holdings PLC (a)	4.250%	03/14/24	1,044,579
1,000,000	NASDAQ OMX Group Inc/The	4.250%	06/01/24	1,054,226
540,000	Wintrust Financial Corp	5.000%	06/13/24	552,808
2,250,000	Assured Guaranty US Holdings Inc	5.000%	07/01/24	2,424,163
2,060,000	Legg Mason Inc	3.950%	07/15/24	2,107,494
1,500,000	Symetra Financial Corp	4.250%	07/15/24	1,522,968
1,500,000	Stifel Financial Corp	4.250%	07/18/24	1,536,479
1,000,000	Citigroup Inc	4.000%	08/05/24	1,042,887
3,000,000	Synchrony Financial	4.250%	08/15/24	3,110,570
1,000,000	Bank of America Corp	4.200%	08/26/24	1,053,071
2,800,000	Brown & Brown Inc	4.200%	09/15/24	2,935,143
2,000,000	Old Republic International Corp	4.875%	10/01/24	2,142,276
2,000,000	TIAA Asset Management Finance Co LLC (g)	4.125%	11/01/24	2,110,716
3,000,000	American Express Co	3.625%	12/05/24	3,086,837
3,500,000	Associated Banc-Corp	4.250%	01/15/25	3,603,778
4,000,000	Kemper Corp	4.350%	02/15/25	4,072,007
1,050,000	TCF National Bank	4.600%	02/27/25	1,052,399
1,000,000	Lincoln National Corp	3.350%	03/09/25	1,008,753

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2017

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIALS (continued)
$250,000	Liberty Mutual Insurance Co (g)	8.500%	05/15/25	$323,163
1,000,000	Prudential Insurance Co of America/The (g)	8.300%	07/01/25	1,311,607
3,000,000	American International Group Inc	3.750%	07/10/25	3,093,071
1,000,000	General Motors Financial Co Inc	4.300%	07/13/25	1,042,091
1,000,000	Synchrony Financial	4.500%	07/23/25	1,045,004
2,000,000	Janus Capital Group Inc	4.875%	08/01/25	2,150,146
3,000,000	HSBC Holdings PLC (a)	4.250%	08/18/25	3,111,080
4,000,000	Capital One Financial Corp	4.200%	10/29/25	4,115,291
1,520,000	Legg Mason Inc	4.750%	03/15/26	1,628,634
2,000,000	Hanover Insurance Group Inc/The	4.500%	04/15/26	2,080,472
1,000,000	Wells Fargo & Co	4.100%	06/03/26	1,048,622
2,000,000	Voya Financial Inc	3.650%	06/15/26	2,022,607
2,000,000	MSCI Inc (g)	4.750%	08/01/26	2,100,000
2,290,000	Old Republic International Corp	3.875%	08/26/26	2,305,182
500,000	Morgan Stanley	4.350%	09/08/26	523,929
500,000	National Rural Utilities Cooperative Finance Corp	3.000%	11/15/26	490,584
1,000,000	Citigroup Inc	4.300%	11/20/26	1,045,721
1,000,000	JPMorgan Chase & Co	4.125%	12/15/26	1,054,914
4,000,000	Mercury General Corp	4.400%	03/15/27	4,112,864
2,041,000	Discover Financial Services	3.750%	09/15/27	1,993,912
1,000,000	Synchrony Financial	3.950%	12/01/27	995,793
250,000	Provident Cos Inc	7.250%	03/15/28	313,880
500,000	Farmers Exchange Capital (g)	7.050%	07/15/28	629,475
500,000	Goldman Sachs Group Inc/The	4.250%	11/15/30	502,356
500,000	Goldman Sachs Group Inc/The	4.000%	02/15/31	497,789
500,000	Goldman Sachs Group Inc/The	4.300%	12/15/32	495,540
649,000	Lloyds Bank PLC (a) (f)	3.400%	01/31/33	639,041
250,000	Citigroup Inc (f)	4.000%	06/27/34	250,143
538,000	Bank of America Corp	4.000%	08/15/34	530,380
1,000,000	Prudential Financial Inc	4.050%	11/15/34	992,430
1,000,000	Goldman Sachs Group Inc/The	4.000%	01/30/35	986,461
300,000	Goldman Sachs Group Inc/The (f)	3.750%	05/31/36	292,982
1,000,000	Berkshire Hathaway Finance Corp	4.400%	05/15/42	1,126,872
500,000	MetLife Inc	4.125%	08/13/42	529,283
500,000	Swiss Re Treasury US Corp (g)	4.250%	12/06/42	519,916
500,000	Berkshire Hathaway Finance Corp	4.300%	05/15/43	558,993
500,000	Principal Financial Group Inc	4.350%	05/15/43	534,764
2,500,000	M&T Bank Corp (f)	5.13%	12/29/49	2,665,750
				130,465,149

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2017

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	HEALTH CARE 1.4%
$500,000	UnitedHealth Group Inc	6.000%	02/15/18	$502,466
1,000,000	Quest Diagnostics Inc	4.700%	04/01/21	1,057,304
1,000,000	Laboratory Corp of America Holdings	3.750%	08/23/22	1,037,097
1,000,000	Laboratory Corp of America Holdings	4.000%	11/01/23	1,038,163
2,000,000	Mylan Inc/PA	4.200%	11/29/23	2,072,980
500,000	Wyeth LLC	6.450%	02/01/24	602,913
3,000,000	Actavis Funding SCS (a)	3.800%	03/15/25	3,054,140
1,500,000	Baxalta Inc	4.000%	06/23/25	1,550,367
1,000,000	Celgene Corp	3.875%	08/15/25	1,035,087
1,000,000	Biogen Inc	4.050%	09/15/25	1,058,199
1,000,000	Express Scripts Holding Co	4.500%	02/25/26	1,061,207
				14,069,923
	INDUSTRIALS 2.2%
65,000	Masco Corp	7.125%	03/15/20	70,878
500,000	IDEX Corp	4.200%	12/15/21	518,099
500,000	GATX Corp	4.750%	06/15/22	534,975
500,000	Penske Truck Leasing Co Lp / PTL Finance Corp (g)	4.875%	07/11/22	539,784
2,000,000	Dun & Bradstreet Corp/The (f)	4.625%	12/01/22	2,028,367
2,000,000	Crown Americas LLC / Crown Americas Capital Corp IV	4.500%	01/15/23	2,030,000
1,350,000	MasTec Inc	4.875%	03/15/23	1,377,000
1,000,000	GATX Corp	3.900%	03/30/23	1,028,798
1,000,000	Pitney Bowes Inc	4.700%	04/01/23	917,490
500,000	Ingersoll-Rand Global Holding Co Ltd (a)	4.250%	06/15/23	532,804
1,000,000	Flowserve Corp	4.000%	11/15/23	1,024,716
2,126,000	Air Lease Corp	4.850%	02/01/24	2,126,122
500,000	Pitney Bowes Inc	4.625%	03/15/24	455,000
1,937,000	Oshkosh Corp	5.375%	03/01/25	2,055,641
2,000,000	Tennant Co (g)	5.625%	05/01/25	2,100,000
500,000	Toro Co/The	7.800%	06/15/27	632,106
2,000,000	Eaton Corp	4.000%	11/02/32	2,065,125
590,000	Eaton Corp	4.150%	11/02/42	614,360
500,000	Lockheed Martin Corp	4.070%	12/15/42	526,370
				21,177,635
	INFORMATION TECHNOLOGY 3.1%
500,000	Broadridge Financial Solutions Inc	3.950%	09/01/20	518,174
81,000	Hewlett-Packard Co	3.750%	12/01/20	83,586
750,000	Hewlett-Packard Co	4.300%	06/01/21	786,333

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2017

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	INFORMATION TECHNOLOGY (continued)
$2,000,000	NetApp Inc	3.375%	06/15/21	$2,036,729
1,000,000	eBay Inc	3.800%	03/09/22	1,038,089
2,000,000	Western Union Co/The	3.600%	03/15/22	2,024,700
500,000	Motorola Solutions Inc	3.750%	05/15/22	513,573
2,000,000	Symantec Corp	3.950%	06/15/22	2,044,281
1,000,000	Hewlett-Packard Co	4.050%	09/15/22	1,041,642
1,000,000	DXC Technology Co	4.450%	09/18/22	1,052,463
1,025,000	Fiserv Inc	3.500%	10/01/22	1,054,989
3,000,000	Autodesk Inc	3.600%	12/15/22	3,066,672
1,055,000	Fidelity National Information Services Inc	3.500%	04/15/23	1,078,492
1,352,000	Total System Services Inc	3.750%	06/01/23	1,380,265
1,000,000	Altera Corp	4.100%	11/15/23	1,074,937
1,000,000	Juniper Networks Inc	4.500%	03/15/24	1,040,577
500,000	Motorola Solutions Inc	4.000%	09/01/24	512,830
2,000,000	Lam Research Corp	3.800%	03/15/25	2,079,135
1,031,000	Arrow Electronics Inc	4.000%	04/01/25	1,052,048
1,000,000	Juniper Networks Inc	4.350%	06/15/25	1,031,431
4,000,000	Intel Corp	4.000%	12/15/32	4,401,594
1,500,000	Western Union Co/The	6.200%	11/17/36	1,655,184
				30,567,724
	MATERIALS 2.1%
500,000	Carpenter Technology Corp	5.200%	07/15/21	521,547
500,000	Freeport-McMoRan Inc	4.000%	11/14/21	500,000
175,000	Mosaic Co/The	3.750%	11/15/21	178,907
500,000	Barrick Gold Corp (a)	3.850%	04/01/22	523,380
1,000,000	Domtar Corp	4.400%	04/01/22	1,052,030
1,000,000	RPM International Inc	3.450%	11/15/22	1,024,770
500,000	Carpenter Technology Corp	4.450%	03/01/23	509,754
1,402,000	Reliance Steel & Aluminum Co	4.500%	04/15/23	1,477,838
2,000,000	Nucor Corp	4.000%	08/01/23	2,094,169
1,000,000	BP Capital Markets PLC (a)	3.994%	09/26/23	1,063,518
2,000,000	Mosaic Co/The	4.250%	11/15/23	2,071,032
1,000,000	International Paper Co	3.650%	06/15/24	1,033,087
1,000,000	Steel Dynamics Inc	5.500%	10/01/24	1,062,500
1,000,000	Freeport-McMoRan Inc	4.550%	11/14/24	1,016,700
756,000	Eastman Chemical Co	3.800%	03/15/25	788,197
865,000	Union Carbide Corp	7.500%	06/01/25	1,075,604
200,000	Worthington Industries Inc	4.550%	04/15/26	207,233

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2017

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	MATERIALS (continued)
$1,532,000	HB Fuller Co	4.000%	02/15/27	$1,451,570
1,250,000	Dow Chemical Co/The	4.250%	10/01/34	1,313,806
1,000,000	Alcoa Inc	5.950%	02/01/37	1,087,500
1,000,000	Newmont Mining Corp	4.875%	03/15/42	1,109,704
				21,162,846
	REAL ESTATE 0.7%
1,250,000	CBRE Services Inc	5.000%	03/15/23	1,285,401
1,000,000	CBRE Services Inc	5.250%	03/15/25	1,099,920
350,000	CBRE Services Inc	4.875%	03/01/26	379,197
3,000,000	Physicians Realty LP	4.300%	03/15/27	3,052,410
1,046,000	Physicians Realty LP	3.950%	01/15/28	1,033,844
				6,850,772
	TELECOMMUNICATION SERVICES 0.4%
500,000	CenturyLink Inc	6.150%	09/15/19	517,500
1,150,000	AT&T Inc	3.800%	03/01/24	1,177,727
500,000	Qwest Capital Funding Inc	6.875%	07/15/28	430,000
1,000,000	Verizon Communications Inc	4.400%	11/01/34	1,019,039
1,000,000	AT&T Inc	4.500%	05/15/35	994,066
				4,138,332
	UTILITIES 1.1%
1,000,000	Tampa Electric Co	6.100%	05/15/18	1,014,695
250,000	Vectren Utility Holdings Inc	5.750%	08/01/18	254,998
250,000	South Jersey Gas Co	7.125%	10/22/18	257,305
250,000	United Utilities PLC (a)	5.375%	02/01/19	257,635
1,170,000	ONEOK Inc	4.250%	02/01/22	1,217,151
785,000	SCANA Corp	4.125%	02/01/22	801,701
1,000,000	Exelon Generation Co LLC	4.250%	06/15/22	1,049,353
1,565,000	National Fuel Gas Co	3.750%	03/01/23	1,585,589
1,060,000	PSEG Power LLC	4.300%	11/15/23	1,129,906
1,550,000	Dominion Resources Inc/VA	3.625%	12/01/24	1,604,164
1,500,000	National Fuel Gas Co	3.950%	09/15/27	1,494,032
				10,666,529
	TOTAL CORPORATE BONDS			287,698,187
	ASSET BACKED SECURITIES 2.6%
497,135	Delta Air Lines 2012-1 Class B Pass Through Trust (g)	6.875%	05/07/19	518,561
263,479	American Airlines 2011-1 Class B Pass Through Trust (g)	7.000%	07/31/19	266,114

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2017

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	ASSET BACKED SECURITIES (continued)
$19,586	Continental Airlines 1999-1 Class B Pass Through Trust	6.795%	02/02/20	$19,868
236,132	Continental Airlines 2010-1 Class B Pass Through Trust	6.000%	07/12/20	240,406
222,545	Delta Air Lines 2011-1 Class A Pass Through Trust	5.300%	10/15/20	229,488
383,445	America West Airlines 2000-1 Pass Through Trust	8.057%	01/02/22	428,730
509,633	American Airlines 2011-1 Class A Pass Through Trust	5.250%	07/31/22	536,695
677,287	Northwest Airlines 2002-1 Class G-2 Pass Through Trust	6.264%	05/20/23	720,498
385,015	United Airlines 2014-1 Class B Pass Through Trust	4.750%	10/11/23	398,490
168,952	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	183,414
300,231	Southwest Airlines Co 2007-1 Pass Through Trust	6.150%	02/01/24	324,610
708,798	Delta Air Lines 2007-1 Class B Pass Through Trust (g)	8.021%	02/10/24	803,139
60,836	United Airlines 2014-2 Class B Pass Through Trust	4.625%	03/03/24	62,661
498,032	American Airlines 2014-1 Class B Pass Through Trust	4.375%	04/01/24	508,590
1,000,000	United Airlines 2015-1 Class A Pass Through Trust	3.700%	06/01/24	1,018,800
591,973	US Airways 2010-1 Class A Pass Through Trust	6.250%	10/22/24	658,215
1,749,061	American Airlines 2015-1 Class B Pass Through Trust	3.700%	11/01/24	1,738,216
1,301,629	Delta Air Lines 2015-1 Class B Pass Through Trust	4.250%	01/30/25	1,345,884
837,183	American Airlines 2015-2 Class B Pass Through Trust	4.400%	03/22/25	861,796
312,364	US Airways 2011-1 Class A Pass Through Trust	7.125%	04/22/25	358,032
3,495,866	American Airlines 2016-1 Class B Pass Through Trust	5.250%	07/15/25	3,670,659
348,204	Spirit Airlines Pass Through Trust 2015-1B	4.450%	10/01/25	358,441
1,906,678	Hawaiian Airlines 2013-1 Class A Pass Through Certificates	3.900%	01/15/26	1,949,578
1,483,229	Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	04/29/26	1,538,553
1,210,000	American Airlines 2017-1 Class B Pass Through Trust	4.950%	08/15/26	1,262,998
894,939	United Airlines 2013-1 Class A Pass Through Trust	4.300%	02/15/27	939,418
1,000,000	American Airlines 2016-3 Class B Pass Through Trust	3.750%	04/15/27	1,001,900
772,687	US Airways 2013-1 Class A Pass Through Trust	3.950%	05/15/27	799,731
1,615,713	American Airlines 2014-1 Class A Pass Through Trust	3.700%	04/01/28	1,643,988
408,575	American Airlines 2015-1 Class A Pass Through Trust	3.375%	11/01/28	407,022
581,544	American Airlines 2015-2 Class A Pass Through Trust	4.000%	03/22/29	604,456
178,364	American Airlines 2015-2 Class AA Pass Through Trust	3.600%	03/22/29	180,683
				25,579,634
	TOTAL FIXED INCOME SECURITIES (cost $304,506,850)			$314,275,002

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2017

Shares	Security Description	Fair Value
	COMMON STOCKS 65.1%
	CONSUMER DISCRETIONARY 4.2%
96,000	Home Depot Inc/The	$18,194,880
155,000	Target Corp	10,113,750
125,000	Walt Disney Co/The	13,438,750
		41,747,380
	CONSUMER STAPLES 4.4%
166,000	General Mills Inc	9,842,140
71,000	Hershey Co/The	8,059,210
514,000	Hormel Foods Corp	18,704,460
57,000	Kimberly-Clark Corp	6,877,620
		43,483,430
	ENERGY 4.2%
126,000	Chevron Corp	15,773,940
156,000	Exxon Mobil Corp	13,047,840
186,000	Schlumberger Ltd (a)	12,534,540
		41,356,320
	FINANCIALS 10.5%
101,000	American Express Co	10,030,310
381,000	Associated Banc-Corp	9,677,400
99,000	Great Western Bancorp Inc	3,940,200
144,000	JPMorgan Chase & Co	15,399,360
271,000	Principal Financial Group Inc	19,121,760
35,000	Travelers Cos Inc/The	4,747,400
502,000	US Bancorp/MN	26,897,160
224,000	Wells Fargo & Co	13,590,080
		103,403,670
	HEALTH CARE 16.7%
379,000	Abbott Laboratories	21,629,530
34,000	AbbVie Inc	3,288,140
62,000	Baxter International Inc	4,007,680
28,000	Bio-Techne Corp	3,627,400
123,500	Bristol-Myers Squibb Co	7,568,080
157,000	Eli Lilly & Co	13,260,220
166,000	Johnson & Johnson	23,193,520
353,500	Medtronic PLC (e)	28,545,125
137,000	Patterson Cos Inc	4,949,810
538,000	Pfizer Inc	19,486,360
538,000	Roche Holding AG (d)	16,990,040
79,000	UnitedHealth Group Inc	17,416,340
		163,962,245

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2017

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	INDUSTRIALS 15.0%
88,000	3M Co	$20,712,560
180,000	CH Robinson Worldwide Inc	16,036,200
137,000	Donaldson Co Inc	6,706,150
104,000	Emerson Electric Co	7,247,760
112,000	Fastenal Co	6,125,280
458,000	General Electric Co	7,992,100
393,000	Graco Inc	17,771,460
163,000	Honeywell International Inc	24,997,680
137,000	Pentair PLC (a)	9,674,940
80,000	Toro Co/The	5,218,400
208,100	United Parcel Service Inc, Class B	24,795,115
		147,277,645
	INFORMATION TECHNOLOGY 4.7%
12,400	Alphabet Inc (b)	12,975,360
404,000	Corning Inc	12,923,960
27,000	International Business Machines Corp	4,142,340
100,000	QUALCOMM Inc	6,402,000
520,000	Western Union Co/The	9,885,200
		46,328,860
	MATERIALS 4.4%
210,000	Bemis Co Inc	10,035,900
193,000	Ecolab Inc	25,896,740
136,000	HB Fuller Co	7,326,320
		43,258,960
	REAL ESTATE 0.3%
185,000	Physicians Realty Trust	3,328,150
	UTILITIES 0.7%
47,000	ALLETE Inc	3,494,920
78,000	Xcel Energy Inc	3,752,580
		7,247,500
	TOTAL COMMON STOCKS (cost $423,731,356)	$641,394,160

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2017

Shares	Security Description	Fair Value
	PREFERRED SECURITIES 0.5%
	FINANCIALS 0.4%
15,052	Cullen/Frost Bankers Inc	$378,107
40,000	Selective Insurance Group, Inc.	1,007,200
40,000	TCF Financial Corp	1,029,200
40,000	WR Berkley Corp.	1,010,000
		3,424,507
	TELECOMMUNICATION SERVICES 0.1%
20,000	AT&T Inc.	521,800
40,000	Qwest Corp	941,600
		1,463,400
	TOTAL PREFERRED SECURITIES (cost $4,910,236)	$4,887,907
	SHORT-TERM INVESTMENTS 2.0%
19,737,795	First American Government Obligations Fund, Class Z, 1.19% (c) (cost $19,737,795)	$19,737,795
	TOTAL INVESTMENTS 99.5% (cost $752,886,237)	$980,294,864
	OTHER ASSETS AND LIABILITIES (NET) 0.5%	4,493,197
	TOTAL NET ASSETS 100.0%	$984,788,061

(a)  Foreign security denominated in U.S. dollars. As of December 31, 2017, these securities represented $36,525,968 or 3.7% of total net assets.

(b)  Non-income producing.

(c)  The rate quoted is the annualized seven-day effective yield as of December 31, 2017.

(d)  American Depositary Receipt.

(e)  Issuer headquartered overseas but considered domestic. In determining whether a security is foreign or domestic, the Adviser will generally look at the location of the headquarters of the issuer. However, if the issuer is believed by the Adviser to be headquartered in a jurisdiction primarily for tax purposes, the Adviser will consider the following additional factors: 1) the location of the primary exchange trading its securities; 2) where it derives the majority of its revenues, and/or 3) where it earns the majority of its profits.

(f)  Step Bonds – Securities for which the coupon rate of interest will adjust on specified future date(s). The rate disclosed represents the coupon rate in effect as of December 31, 2017.

(g)  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Fund's Board of Trustees. As of December 31, 2017, these securities represented $28,198,259 or 2.9% of total net assets.

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

See accompanying Notes to Financial Statements.

MAIRS & POWER SMALL CAP FUND (unaudited)

To Our Shareholders:  December 31, 2017

The Mairs & Power Small Cap Fund underperformed the peer group and the index for the year. The Fund returned 7.64% compared to a return of 13.23% for the S&P 600 Small Cap Index and a return of 12.28% for the Morningstar peer group. For the quarter the Fund was up 1.47% versus 3.96% for the index and 3.54% for the Morningstar peer group.

While stock selection drove underperformance for the quarter and the year, sector selection had a slightly positive impact on relative performance in both periods due primarily to the Fund's underweight position in the Energy sector, the worst performing sector in the S&P 600 Index for 2017.

Although we experienced positive absolute returns, 2017 was a disappointing year for the Fund on a relative basis. Underperformance was driven in large part by poor execution at a number of the companies we hold but we believe a number of the issues impacting our holdings are short-term executional missteps that can be rectified fairly quickly. Three of the biggest detractors from performance for the year, Apogee Enterprises (APOG), Hawkins (HWKN), and Tile Shop (TTS), illustrate the point.

Apogee, based in Minneapolis, is one of the largest holdings in the Fund and had been a positive contributor to performance up until the last quarter of the year when the company significantly lowered revenue and earnings guidance. The commercial window coating company had been taking share in the mid-size commercial market as it improved the efficiency and delivery times of its operations. But competitors in that market, clearly tired of losing share, cut prices, which had an impact. Part of the reason we like Apogee is its price discipline. Rather than chasing the less profitable business, the company walked away. At the same time, it has the scale to continue to invest in operating efficiencies and its competitive advantage in that market will likely continue to grow. On a more positive note, the weaker dollar is making Apogee more competitive relative to foreign manufacturers for large scale projects. Also, the company's end markets appear to remain strong with continued improvements in the Architectural Billing Index, a leading economic indicator of demand.

MAIRS & POWER SMALL CAP FUND (MSCFX)

Top Performers

Fourth Quarter (9/30/17 – 12/31/17)		Year To Date (12/31/16 – 12/31/17)
Cray Inc.	20.46%	Graco Inc.	52.38%
Proto Labs, Inc.	24.31%	Catalent Inc.	39.48%
Snap-on Inc.	13.62%	Proto Labs, Inc.	87.35%
Oshkosh Corp.	6.47%	Oshkosh Corp.	29.13%
Tennant Company	6.13%	Badger Meter, Inc.	17.67%

Weak Performers

Fourth Quarter (9/30/17 – 12/31/17)		Year To Date (12/31/16 – 12/31/17)
Gentherm Inc.	-18.49%	Tile Shop Holdings, Inc.	-63.43%
Tile Shop Holdings, Inc.	-27.94%	Apogee Enterprises, Inc.	-26.94%
Black Hills Corp.	-15.98%	Hawkins, Inc.	-46.65%
Premier Inc. Class A	-14.34%	Great Western Bancorp, Inc.	-20.14%
Apogee Enterprises, Inc.	-8.92%	Gentherm Inc.	-19.44%

Performance shown is relative to the S&P 600 TR Index as of December 31, 2017. Relative return is the difference between the absolute return and the performance of the market, in which the position is held. Relative contribution is used for ranking which considers average daily weightings for each holding. Past performance does not guarantee future results.

MAIRS & POWER SMALL CAP FUND (unaudited) (continued)

Hawkins, a small specialty chemical company headquartered in St. Paul, and another fairly large holding for the Fund, also weighed significantly on performance. The company's traditional specialty chemical business saw pricing pressure as larger competitors dropped prices to gain share and Hawkins was forced to follow. In addition, the company has had difficulty gaining share in its newly acquired nutritionals business despite significant investment in manufacturing and its salesforce. We believe it is only a matter of time until these investments bear fruit in this faster growing market. Finally, the company's water treatment division continues to perform well, but has temporarily been impacted by higher raw material prices. As they pass those price increases on to customers, results should improve.

Tile Shop, a flooring retailer based in Plymouth, Minnesota, experienced a change in executive management in the fourth quarter as it faced significant operational issues in 2017, centered primarily around its inventory management practices. The company's prior CEO had focused on inventory efficiency by significantly reducing the variety of products and the amount of inventory on hand. This led to significant stock-outs in the second half of the year, hurting sales and margins. The new interim CEO has shifted the company's strategy to focus on smoothing product updating over the course of the year and making sure that store shelves are well stocked. After we toured a number of stores, we believe that this new strategy is likely to pay off for the company in the future.

We have stuck with most of our holdings and in many cases added to positions on what we feel have been good opportunities to take advantage of short-term volatility. Only time will tell if our assessments are correct, but as we look to 2018, we are optimistic. As small cap stocks have significantly lagged large caps in 2017, relative valuations in small cap stocks continue to be quite reasonable in our opinion. We also anticipate that smaller companies will see a bigger earnings benefit from lower U.S. corporate tax rates than larger companies, which have larger international operations.

As always, we will continue to seek out and invest in companies that have strong competitive positions in their industries enabling them to outperform over the long-term. We made initial investments in two Twin Cities'-based companies during the fourth quarter that we think exhibit the qualities we look for. IntriCon (IIN) is a small manufacturer of micro technology aiming to disrupt the hearing aid industry, as well as participating in automated glucose monitoring systems from Medtronic. We have also made an investment in Calyxt Inc. (CLXT), a company pioneering gene editing technology to produce agricultural products with unique and valuable characteristics.

Andrew R. Adams Lead Manager	Allen D. Steinkopf Co-Manager

The Fund's investment objective, risks, charges and expenses must be considered carefully before investing. The summary prospectus or full prospectus contains this and other important information about the Fund and they may be obtained by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com. Read the summary prospectus or full prospectus carefully before investing.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

All investments have risks. The Small Cap Fund is designed for long-term investors. Equity investments are subject to market fluctuations and the Fund's share price can fall because of weakness in the broad market, a particular industry or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than U.S. corporations. The Fund may invest in initial public offerings by small cap companies, which can involve greater risk than investments in companies that are already publicly traded.

MAIRS & POWER SMALL CAP FUND (unaudited) (continued)

Diversification does not guarantee profit or protect against loss.

S&P 600 Small Cap Total Return (S&P 600) is an index of small company stocks managed by Standard & Poor's that covers a broad range of small cap stocks in the U.S. The index is weighted according to market capitalization and covers about 3-4% of the total market for equities in the U.S. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Morningstar Small Blend Category, as defined by Morningstar are stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. It is not possible to invest directly in an index.

Architectual Billing Index is an economic indicator of demand for commercial and industrial building activity.

The Mairs & Power Small Cap Fund is closed to new investors.

Mairs & Power Small Cap Fund
PERFORMANCE INFORMATION (unaudited)  December 31, 2017

Investment performance since commencement of operations (through December 31, 2017)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund since commencement of operations.

Average annual total returns for periods ended December 31, 2017

	1 Year	3 Year	5 Year	Since Inception(2)
Mairs & Power Small Cap Fund	7.64%	9.30%	14.10%	17.69%
S&P Small Cap 600 Total Return Index(1)	13.23%	12.00%	15.99%	16.72%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404.

(1)  The S&P Small Cap 600 Total Return Index is an index of small-company stocks managed by Standard & Poor's that covers a broad range of small cap stocks in the U.S. The index is weighted according to market capitalization and covers about 3-4% of the total market for equities in the U.S. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

(2)  Since inception performance is as of August 11, 2011, which is the offering date of the Small Cap Fund.

Mairs & Power Small Cap Fund
FUND INFORMATION (unaudited)  December 31, 2017

Portfolio Managers

Andrew R. Adams, CFA, lead manager since 2011, University of Wisconsin-Madison, MS Finance 1997

Allen D. Steinkopf, CFA, co-manager since January 1, 2015, University of Minnesota, MBA Finance 1986

General Information

Fund Symbol	MSCFX
Net Asset Value (NAV) Per Share	$25.32
Expense Ratio	1.04%
Portfolio Turnover Rate	19.27%
Sales Charge	None[1]
Fund Inception Year	2011

Portfolio Composition

Top Ten Portfolio Holdings

(Percent of Total Net Assets) 2

Oshkosh Corp	3.6%
Bio-Techne Corp	3.6
Glacier Bancorp Inc	3.5
Tennant Co	3.3
Wintrust Financial Corp	3.3
Donaldson Co Inc	3.3
Great Western Bancorp Inc	3.2
Catalent Inc	3.2
Apogee Enterprises Inc	3.2
CoreSite Realty Corp	3.0

Portfolio Diversification

(Percent of Total Net Assets)

Common Stocks 98.9%
Industrials	28.8%
Financials	22.0
Health Care	10.9
Information Technology	9.1
Real Estate	8.3
Consumer Discretionary	6.1
Materials	5.2
Utilities	4.8
Consumer Staples	2.9
Energy	0.8
Short-term Investments 1.1%[3]	1.1
100.0%

1  Although the Fund is no-load, investment management fees and other expenses still apply.

2  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

3  Represents short-term investments and other assets and liabilities (net).

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

Mairs & Power Small Cap Fund
SCHEDULE OF INVESTMENTS  December 31, 2017

Shares	Security Description	Fair Value
	COMMON STOCKS 98.9%
	CONSUMER DISCRETIONARY 6.1%
350,785	Gentherm Inc (a)	$11,137,424
305,423	Marcus Corp/The	8,353,319
727,300	Tile Shop Holdings Inc	6,982,080
		26,472,823
	CONSUMER STAPLES 2.9%
114,400	Casey's General Stores Inc	12,805,936
	ENERGY 0.8%
407,600	Oasis Petroleum Inc (a)	3,427,916
	FINANCIALS 22.0%
421,400	Associated Banc-Corp	10,703,560
247,113	Bank Mutual Corp	2,631,754
125,500	Cullen/Frost Bankers Inc	11,878,575
188,148	EMC Insurance Group Inc	5,397,966
383,200	Glacier Bancorp Inc	15,094,248
354,000	Great Western Bancorp Inc	14,089,200
89,725	QCR Holdings Inc	3,844,716
193,415	United Bankshares Inc/WV	6,721,171
244,812	United Fire Group Inc	11,158,531
173,700	Wintrust Financial Corp	14,307,669
		95,827,390
	HEALTH CARE 10.9%
120,000	Bio-Techne Corp	15,546,000
56,732	Calyxt Inc (a)	1,249,806
76,815	Cardiovascular Systems Inc (a)	1,819,747
338,800	Catalent Inc (a)	13,917,904
121,600	Patterson Cos Inc	4,393,408
355,349	Premier Inc (a)	10,372,637
		47,299,502
	INDUSTRIALS 28.8%
440,412	Actuant Corp	11,142,423
303,300	Apogee Enterprises Inc	13,869,909
291,468	Donaldson Co Inc	14,267,359
212,372	Generac Holdings Inc (a)	10,516,661
245,700	Graco Inc	11,110,554
226,300	Hub Group Inc, Class A (a)	10,839,770
172,600	Oshkosh Corp	15,687,614

Mairs & Power Small Cap Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2017

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	INDUSTRIALS (continued)
62,500	Proto Labs Inc (a)	$6,437,500
159,676	Raven Industries Inc	5,484,871
58,900	Snap-on Inc	10,266,270
198,915	Tennant Co	14,451,175
17,300	Toro Co/The	1,128,479
		125,202,585
	INFORMATION TECHNOLOGY 9.1%
274,565	Badger Meter Inc	13,124,207
372,440	Cray Inc (a)	9,013,048
221,900	CyberOptics Corp (a)	3,328,500
66,500	IntriCon Corp (a)	1,316,700
70,934	NVE Corp	6,100,324
26,248	SPS Commerce Inc (a)	1,275,390
251,080	Workiva Inc (a)	5,373,112
		39,531,281
	MATERIALS 5.2%
175,200	Bemis Co Inc	8,372,808
161,180	Hawkins Inc	5,673,536
162,800	HB Fuller Co	8,770,036
		22,816,380
	REAL ESTATE 8.3%
196,306	Agree Realty Corp	10,097,981
116,600	CoreSite Realty Corp	13,280,740
711,800	Physicians Realty Trust	12,805,282
		36,184,003
	UTILITIES 4.8%
138,700	ALLETE Inc	10,313,732
178,800	Black Hills Corp	10,747,668
		21,061,400
	TOTAL COMMON STOCKS (cost $341,181,869)	$430,629,216

Mairs & Power Small Cap Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2017

Shares	Security Description	Fair Value
	SHORT-TERM INVESTMENTS 0.6%
2,720,058	First American Government Obligations Fund, Class Z, 1.19% (b) (cost $2,720,058)	$2,720,058
	TOTAL INVESTMENTS 99.5% (cost $343,901,927)	$433,349,274
	OTHER ASSETS AND LIABILITIES (NET) 0.5%	2,158,042
	TOTAL NET ASSETS 100.0%	$435,507,316

(a)  Non-income producing.

(b)  The rate quoted is the annualized seven-day effective yield as of December 31, 2017.

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES  December 31, 2017

	Mairs & Power Growth Fund	Mairs & Power Balanced Fund	Mairs & Power Small Cap Fund
ASSETS
Investments, at fair value (Note 1):
Unaffiliated securities *	$4,691,077,320	$980,294,864	$433,349,274
Affiliated securities (Note 5) *	23,220,000	-	-
	4,714,297,320	980,294,864	433,349,274
Cash	-	19,750	-
Receivable for Fund shares sold	3,670,109	925,285	1,271,430
Receivable for securities sold	16,493,909	-	1,870,849
Dividends and interest receivable	5,971,437	4,372,572	295,028
Prepaid expenses and other assets	111,774	44,207	27,932
	4,740,544,549	985,656,678	436,814,513
LIABILITIES
Payable for Fund shares redeemed	6,390,954	175,528	798,482
Payable for securities purchased	-	-	68,128
Accrued investment management fees (Note 2)	2,222,854	493,630	332,096
Accrued Fund administration fees (Note 2)	197,629	42,373	18,976
Accrued audit and tax fees	18,525	16,375	12,595
Accrued transfer agent fees	281,571	60,311	36,198
Accrued Trustee fees	17,497	3,467	1,536
Other accrued fees	259,094	76,933	39,186
	9,388,124	868,617	1,307,197
NET ASSETS	$4,731,156,425	$984,788,061	$435,507,316
NET ASSETS CONSIST OF
Portfolio capital	$2,531,164,732	$754,043,689	$343,872,681
Undistributed net realized gain on investments	10,382,169	3,335,745	2,187,288
Net unrealized appreciation on investments	2,189,609,524	227,408,627	89,447,347
TOTAL NET ASSETS	$4,731,156,425	$984,788,061	$435,507,316
Fund shares, par value	$0.01	$0.01	$0.01
Authorized	unlimited	unlimited	unlimited
Fund shares issued and outstanding	39,062,216	10,475,550	17,202,942
Net asset value per share	$121.12	$94.01	$25.32
* Cost of investments
Cost of unaffiliated securities	$2,510,526,756	$752,886,237	$343,901,927
Cost of affiliated securities (Note 5)	14,161,040	-	-
	$2,524,687,796	$752,886,237	$343,901,927

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS  Year Ended December 31, 2017

	Mairs & Power Growth Fund	Mairs & Power Balanced Fund	Mairs & Power Small Cap Fund
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities *	$87,260,677	$14,912,730	$6,522,924
Dividends from affiliated securities (Note 5)	1,191,370	-	-
Interest income	547,689	13,064,180	42,883
TOTAL INCOME	88,999,736	27,976,910	6,565,807
Expenses:
Investment management fees (Note 2)	25,429,056	5,683,067	3,866,321
Fund administration fees (Note 2)	838,358	180,327	85,638
Fund accounting fees	479,674	172,783	86,068
Trustees' fees (Note 2)	254,909	51,689	23,403
Transfer agent fees	1,616,011	404,764	260,217
Custodian fees	267,603	60,163	29,279
Legal and audit fees	140,618	63,032	43,551
Printing and mailing fees	167,765	51,944	37,076
Other fees	235,777	90,940	52,559
TOTAL EXPENSES	29,429,771	6,758,709	4,484,112
NET INVESTMENT INCOME	59,569,965	21,218,201	2,081,695
REALIZED AND UNREALIZED GAIN/(LOSS) (Note 4)
Net realized gain/(loss) on investments
Unaffiliated issuers	374,452,771	21,065,004	13,347,731
Affiliated issuers (Note 5)	(3,141,633)	-	-
	371,311,138	21,065,004	13,347,731
Change in net unrealized appreciation on investments
Unaffiliated issuers	259,278,272	64,015,054	15,568,831
Affiliated issuers (Note 5)	13,740,134	-	-
	273,018,406	64,015,054	15,568,831
NET GAIN ON INVESTMENTS	644,329,544	85,080,058	28,916,562
NET INCREASE IN NET ASSETS FROM OPERATIONS	$703,899,509	$106,298,259	$30,998,257
* Net of foreign taxes withheld of:	$522,425	$81,215	$-

See accompanying Notes to Financial Statements.

Mairs & Power Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31
	2017	2016
OPERATIONS
Net investment income	$59,569,965	$59,014,988
Net realized gain on investments sold	371,311,138	228,541,974
Net change in unrealized appreciation of investments	273,018,406	293,729,932
NET INCREASE IN NET ASSETS FROM OPERATIONS	703,899,509	581,286,894
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(61,398,855)	(59,223,124)
Net realized gain on investments sold	(356,488,970)	(185,712,022)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(417,887,825)	(244,935,146)
CAPITAL TRANSACTIONS
Proceeds from shares sold	332,459,406	577,802,660
Reinvestment of distributions from net investment income and net realized gains	392,161,854	230,788,986
Cost of shares redeemed	(671,949,109)	(589,735,067)
INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	52,672,151	218,856,579
TOTAL INCREASE IN NET ASSETS:	338,683,835	555,208,327
NET ASSETS
Beginning of year	4,392,472,590	3,837,264,263
End of year (including undistributed net investment income of $0 and $103,025, respectively)	$4,731,156,425	$4,392,472,590
FUND SHARE TRANSACTIONS
Shares sold	2,751,714	5,121,591
Shares issued for reinvested distributions	3,232,258	2,024,148
Shares redeemed	(5,510,724)	(5,296,639)
NET INCREASE IN FUND SHARES	473,248	1,849,100

See accompanying Notes to Financial Statements.

Mairs & Power Balanced Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31
	2017	2016
OPERATIONS
Net investment income	$21,218,201	$17,794,126
Net realized gain on investments sold	21,065,004	11,922,537
Net change in unrealized appreciation of investments	64,015,054	48,030,253
NET INCREASE IN NET ASSETS FROM OPERATIONS	106,298,259	77,746,916
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(21,491,676)	(17,835,606)
Net realized gain on investments sold	(15,460,648)	(10,422,947)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(36,952,324)	(28,258,553)
CAPITAL TRANSACTIONS
Proceeds from shares sold	191,669,011	246,503,157
Reinvestment of distributions from net investment income and net realized gains	35,764,487	27,374,812
Cost of shares redeemed	(173,416,913)	(129,621,052)
INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	54,016,585	144,256,917
TOTAL INCREASE IN NET ASSETS:	123,362,520	193,745,280
NET ASSETS
Beginning of year	861,425,541	667,680,261
End of year (including undistributed net investment income of $0 and $10,414, respectively)	$984,788,061	$861,425,541
FUND SHARE TRANSACTIONS
Shares sold	2,125,650	2,859,341
Shares issued for reinvested distributions	385,666	316,060
Shares redeemed	(1,904,005)	(1,533,511)
NET INCREASE IN FUND SHARES	607,311	1,641,890

See accompanying Notes to Financial Statements.

Mairs & Power Small Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31
	2017	2016
OPERATIONS
Net investment income	$2,081,695	$1,245,987
Net realized gain on investments sold	13,347,731	8,795,727
Net change in unrealized appreciation of investments	15,568,831	55,509,050
NET INCREASE IN NET ASSETS FROM OPERATIONS	30,998,257	65,550,764
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(2,239,108)	(1,192,986)
Net realized gain on investments sold	(12,299,082)	(5,933,906)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(14,538,190)	(7,126,892)
CAPITAL TRANSACTIONS
Proceeds from shares sold	106,501,120	166,097,410
Reinvestment of distributions from net investment income and net realized gains	13,896,464	6,817,946
Cost of shares redeemed*	(83,793,304)	(42,733,307)
INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	36,604,280	130,182,049
TOTAL INCREASE IN NET ASSETS:	53,064,347	188,605,921
NET ASSETS
Beginning of year	382,442,969	193,837,048
End of year (including undistributed net investment income of $0 and $104,102, respectively)	$435,507,316	$382,442,969
FUND SHARE TRANSACTIONS
Shares sold	4,264,177	7,497,583
Shares issued for reinvested distributions	548,833	279,653
Shares redeemed	(3,328,524)	(2,008,979)
NET INCREASE IN FUND SHARES	1,484,486	5,768,257
* Net of redemption fees of:	$58,709	$55,910

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)  December 31, 2017

Note 1 – Organization and Significant Accounting Policies

Mairs & Power Funds Trust (the Trust) is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). Mairs & Power Growth Fund (the Growth Fund), Mairs & Power Balanced Fund (the Balanced Fund) and Mairs & Power Small Cap Fund (the Small Cap Fund) (individually a Fund and collectively the Funds) are series within the Trust. Mairs & Power, Inc. (the Adviser) is the investment adviser of each Fund. The objective of the Growth Fund is to provide shareholders with a diversified portfolio of common stocks, which have the potential for above-average, long-term appreciation. The objective of the Balanced Fund is to provide capital growth, current income and preservation of capital. The objective of the Small Cap Fund is to seek above-average, long-term appreciation. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies."

Significant accounting policies of the Funds are as follows:

Security Valuations

Security valuations for each Fund's investments are furnished by independent pricing services that have been approved by the Trust's Board of Trustees (the Board). Investments in listed equity securities are valued at the last quoted sale price on the securities exchange on which such securities are principally traded or at the NASDAQ Official Closing Price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are valued at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued at the bid price furnished by an independent pricing service. Debt obligations with 60 days or less remaining until maturity may be valued at the bid price furnished by an independent pricing service and in certain circumstances may be valued at their amortized cost, which approximates fair value. Pricing service prices for debt obligations are based on various evaluative and matrix-based methodologies and models that use market inputs such as market transactions, dealer quotations, benchmark yields and issuer, industry and economic events. These techniques generally consider overall market conditions and such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity and ratings.

Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from two or more dealers that make markets in the securities. When market quotations are not readily available, or when the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Value Committee appointed by the Board, pursuant to procedures approved by the Board.

When determining the value of a security, the Fair Value Committee takes into consideration all indications of value that appear relevant under the particular circumstances as well as fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is purchased or sold in addition to other more specific factors that may be applied on a case-by-case basis. Consequently, the value of the security used by a Fund may differ from a quoted or published price for the same security. Fair value pricing involves subjective judgments and it is possible that the fair value determined for the security is materially different than the value that could be realized upon the sale of that security. As of December 31, 2017, no securities were valued using this method.

Fair Valuation Measurements

The Trust has adopted authoritative fair valuation accounting standards, which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and changes in valuation

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  December 31, 2017

Note 1 – Organization and Significant Accounting Policies (continued)

Fair Valuation Measurements (continued)

techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•  Level 1 – Quoted prices in active markets for identical securities.

•  Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 – Significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the securities held by each Fund as of December 31, 2017:

	Growth Fund	Balanced Fund	Small Cap Fund
Level 1*	$4,714,297,320	$666,019,862	$433,349,274
Level 2**	-	314,275,002	-
Level 3	-	-	-
Total	$4,714,297,320	$980,294,864	$433,349,274

*  All Level 1 investments are equity securities (common stocks and preferred securities) and short-term investments.

**  All Level 2 investments are fixed income securities, excluding preferred securities.

For detail of securities by major sector classification for the Funds, please refer to the Schedules of Investments.

The Funds had no transfers amongst levels during the period and did not hold any Level 3 investments during the year ended December 31, 2017.

Security Transactions and Investment Income

Security transactions are recorded on the date on which securities are purchased or sold. Dividend income and corporate action transactions are recorded on the ex-dividend date. Interest income, including the accretion of discounts and amortization of premiums, is recorded on an accrual basis. Premiums and discounts are amortized using the effective interest method. Realized gains and losses are reported on an identified cost basis.

Income Taxes

Each Fund is a "regulated investment company" as defined in Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). No provisions have been made for federal income taxes as it is the intention of each Fund to comply with the provisions of the Code applicable to regulated investment companies and to make distributions of income and realized gains sufficient to relieve it from all or substantially all excise and income taxes.

As of December 31, 2017, the Trust did not have any tax positions that did not meet the "more-likely-than-not" threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all tax returns filed for the last three years.

As of December 31, 2017, none of the Funds had capital loss carryforwards nor did they have any qualified late year losses for federal tax purposes.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  December 31, 2017

Note 1 – Organization and Significant Accounting Policies (continued)

Basis of Presentation

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated recognition of disclosures.

Expense Allocation

Common expenses incurred by the Trust are allocated among the Funds based on their relative assets. Fund specific expenses are charged directly to the Fund that incurred the expense.

New Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about affiliated investments, as well as other amendments. The updates to Regulation S-X have been incorporated in the Funds' financial statements and have no impact on each of the Fund's net assets or results of operations.

Note 2 – Related-Party Transactions

Investment Management and Fund Administration Fees

The Adviser provides investment management services to the Funds under a written agreement (the Management Agreement) approved by the Board. Pursuant to the Management Agreement, the Adviser is paid a monthly fee on average daily net assets at the following annual rates:

	Growth Fund	Balanced Fund	Small Cap Fund
Up to $2.5 Billion	0.60%	0.60%	0.90%
Over $2.5 Billion	0.50%	0.60%	0.90%

As described below, effective June 1, 2017, the Adviser also provides various administrative services to the Funds under the Management Agreement. Through May 31, 2017 the Adviser provided fund administration services to the Funds under a written fund administration servicing agreement (the Administration Agreement) approved by the Board. The Adviser provided general fund management under this agreement, which included liaison to and oversight of Fund service providers, coordination of Board activities and shareholder meetings and assistance in updating and monitoring Fund compliance and financial and tax reporting. The fund administration fee paid to the Adviser was computed at an annual rate of 0.00281% of average daily net assets. As described below the Administration Agreement terminated effective June 1, 2017. Fund administration fees incurred for the year ended December 31, 2017 and fund administration fees payable to the Adviser as of December 31, 2017 were as follows:

	Growth Fund	Balanced Fund	Small Cap Fund
Fund administration fees incurred	$52,687	$10,747	$4,856
Fund administration fees payable	-	-	-

Effective June 1, 2017 and following approval by the Board, the Adviser amended and restated the Management Agreement for the purpose of incorporating the administrative services previously provided by the Adviser to the

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  December 31, 2017

Note 2 – Related-Party Transactions (continued)

Investment Management and Fund Administration Fees (continued)

Trust under the Administration Agreement and making other related clerical updates. Administrative services provided include operational support, compliance services, service provider oversight and general fund management. In connection with the amendment of the Management Agreement, the Administration Agreement was terminated effective June 1, 2017. There was no reduction or modification to the nature or level of services provided by the Adviser to the funds in connection with the foregoing, and the amount of advisory fees payable to the Adviser by each Fund under the Management Agreement did not increase.

Pursuant to an administration agreement between the Funds and U.S. Bancorp Fund Services, LLC (USBFS), the Funds are charged an administration fee paid to USBFS. The administrator provides performance reporting, financial reporting, tax reporting, and compliance and regulatory reporting. Administration fees from USBFS incurred for the year ended December 31, 2017 and administration fees payable to USBFS as of December 31, 2017 were as follows:

	Growth Fund	Balanced Fund	Small Cap Fund
Sub-administration fees paid	$785,671	$169,580	$80,782
Sub-administration fees payable	197,629	42,373	18,976

Trustees' Fees

The Funds pay compensation to the disinterested Trustees of the Trust. The Funds do not pay remuneration to officers or to Trustees who are officers, directors or employees of the Adviser.

Note 3 – Indemnifications

In the normal course of business, the Trust enters into contracts that contain general indemnifications to other parties. The Trust's maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The Trust expects the risk of loss to be remote.

Note 4 – Distributions Paid, Distributable Earnings and Investment Transactions

Net investment income and net realized capital gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences.

In addition, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. The permanent differences primarily relate to utilization of earnings and profits distributed to shareholders on redemption of shares and distribution reclasses. These reclassifications have no effect on net assets or net asset value per share. On the Statement of Assets and Liabilities, the following reclassifications were made for the year ended December 31, 2017:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Paid in Capital
Growth Fund	$2,451,455	$(34,144,365)	$31,692,910
Balanced Fund	350,653	(2,322,616)	1,971,963
Small Cap Fund	53,311	(2,229,348)	2,176,037

Distributions to shareholders are determined in accordance with income tax regulations that may differ from GAAP, and due to the timing of the distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  December 31, 2017

Note 4 – Distributions Paid, Distributable Earnings and Investment Transactions (continued)

The tax character of distributions paid during the years ended December 31, 2017 and December 31, 2016, were as follows:

Year ended December 31, 2017
Distributions paid from:	Growth Fund	Balanced Fund	Small Cap Fund
Ordinary income	$74,645,854	$21,141,023	$2,185,797
Long-term capital gains	343,241,971	15,811,301	12,352,393
Total distributions paid	$417,887,825	$36,952,324	$14,538,190
Year ended December 31, 2016
Distributions paid from:	Growth Fund	Balanced Fund	Small Cap Fund
Ordinary income	$59,223,124	$17,835,606	$1,192,986
Long-term capital gains	185,712,022	10,422,947	5,933,906
Total distributions paid	$244,935,146	$28,258,553	$7,126,892

Ordinary income distributions include net short-term capital gains. The Funds are designating as long-term capital gain dividends, pursuant to Section 852(b)(3) of the Code, the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero. To the extent necessary to fully distribute such capital gain, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

At December 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

	Growth Fund	Balanced Fund	Small Cap Fund
Cost of investments	$2,525,479,693	$752,892,481	$344,328,020
Gross unrealized appreciation	$2,240,110,614	$236,331,664	$100,785,433
Gross unrealized depreciation	(51,292,987)	(8,929,281)	(11,764,179)
Net unrealized appreciation	$2,188,817,627	$227,402,383	$89,021,254
Undistributed ordinary income	$-	$-	$-
Undistributed long-term capital gains	11,174,066	3,341,989	2,613,381
Total distributable earnings	$11,174,066	$3,341,989	$2,613,381
Other accumulated earnings	-	-	-
Total accumulated earnings	$2,199,991,693	$230,744,372	$91,634,635

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Purchases and sales of investment securities, excluding government securities, short-term securities and temporary cash investments, during the year ended December 31, 2017 were as follows:

	Purchases	Sales
Growth Fund	$399,082,657	$553,999,894
Balanced Fund	163,034,794	120,416,599
Small Cap Fund	112,964,567	81,612,287

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  December 31, 2017

Note 4 – Distributions Paid, Distributable Earnings and Investment Transactions (continued)

Purchases and sales of government securities during the year ended December 31, 2017 were as follows:

	Purchases	Sales
Growth Fund	$-	$-
Balanced Fund	-	500,000
Small Cap Fund	-	-

Note 5 – Transactions With Affiliated Companies

The Growth Fund owned 5% or more of the voting securities of the following companies during the year ended December 31, 2017. As a result, these companies are deemed to be affiliates of the Growth Fund as defined by the 1940 Act. Transactions during the period in these securities of affiliated companies were as follows:

Growth Fund

	Share Activity
Security Name	Balance 12/31/16	Acquisitions	Sales	Balance 12/31/17	Dividend Income	Fair Value at 12/31/17	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Cray Inc (1)	2,070,000	10,000	480,000	1,600,000	$-	$38,720,000	$(5,369,021)	$11,119,000
NVE Corp	348,891	-	78,891	270,000	1,191,370	23,220,000	2,227,388	2,621,134
					$1,191,370	$61,940,000	$(3,141,633)	$13,740,134

(1)  Issuer was not an affiliate as of December 31, 2017 due to sales during the year.

Mairs & Power Growth Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each year)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Per Share
Net asset value, beginning of year	$113.83	$104.44	$116.20	$111.09	$83.95
Income from investment operations:
Net investment income	1.60	1.61	1.68	1.54	1.23
Net realized and unrealized gain (loss)	17.16	14.43	(5.17)	7.48	28.58
Total from investment operations	18.76	16.04	(3.49)	9.02	29.81
Distributions to shareholders from:
Net investment income	(1.66)	(1.61)	(1.67)	(1.53)	(1.23)
Net realized gains on investments sold	(9.81)	(5.04)	(6.60)	(2.38)	(1.44)
Total distributions	(11.47)	(6.65)	(8.27)	(3.91)	(2.67)
Net asset value, end of year	$121.12	$113.83	$104.44	$116.20	$111.09
Total investment return	16.52%	15.38%	(3.07)%	8.12%	35.64%
Net assets, end of year, in thousands	$4,731,156	$4,392,473	$3,837,264	$4,297,475	$3,964,530
Ratios/supplemental data:
Ratio of expenses to average net assets	0.64%	0.66%	0.65%	0.65%	0.67%
Ratio of net investment income to average net assets	1.30	1.42	1.43	1.36	1.27
Portfolio turnover rate	8.84	10.99	9.64	6.42	3.79

See accompanying Notes to Financial Statements.

Mairs & Power Balanced Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each year)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Per Share
Net asset value, beginning of year	$87.29	$81.16	$86.79	$82.31	$70.83
Income from investment operations:
Net investment income	2.04	1.99	2.14	1.98	1.79
Net realized and unrealized gain (loss)	8.26	7.21	(4.34)	4.59	11.58
Total from investment operations	10.30	9.20	(2.20)	6.57	13.37
Distributions to shareholders from:
Net investment income	(2.07)	(1.99)	(2.13)	(2.00)	(1.78)
Net realized gains on investments sold	(1.51)	(1.08)	(1.30)	(0.09)	(0.11)
Total distributions	(3.58)	(3.07)	(3.43)	(2.09)	(1.89)
Net asset value, end of year	$94.01	$87.29	$81.16	$86.79	$82.31
Total investment return	11.90%	11.42%	(2.54)%	8.04%	19.02%
Net assets, end of year, in thousands	$984,788	$861,426	$667,680	$722,863	$564,315
Ratios/supplemental data:
Ratio of expenses to average net assets	0.71%	0.72%	0.73%	0.72%	0.72%
Ratio of net investment income to average net assets	2.24	2.37	2.49	2.39	2.43
Portfolio turnover rate	13.13	14.10	14.05	4.53	3.02

See accompanying Notes to Financial Statements.

Mairs & Power Small Cap Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each year)

	Year Ended December 31,
	2017		2016		2015		2014		2013
Per Share
Net asset value, beginning of year	$24.33		$19.48		$20.67		$19.78		$14.49
Income from investment operations:
Net investment income	0.13		0.08		0.08		0.08		0.06
Net realized and unrealized gain (loss)	1.73		5.24		(1.04)		1.25		5.56
Total from investment operations	1.86		5.32		(0.96)		1.33		5.62
Distributions to shareholders from:
Net investment income	(0.13)		(0.08)		(0.08)		(0.07)		(0.06)
Net realized gains on investments sold	(0.74)		(0.39)		(0.15)		(0.37)		(0.27)
Redemption fees (1)	(0.00	)(2)	(0.00	)(2)	(0.00	)(2)	(0.00	)(2)	(0.00	)(2)
Total distributions	(0.87)		(0.47)		(0.23)		(0.44)		(0.33)
Net asset value, end of year	$25.32		$24.33		$19.48		$20.67		$19.78
Total investment return	7.64%		27.27%		(4.68)%		6.73%		38.75%
Net assets, end of year, in thousands	$435,507		$382,443		$193,837		$162,230		$111,486
Ratios/supplemental data:
Ratio of expenses to average net assets	1.04%		1.05%		1.06%		1.07%		1.17%
Ratio of net investment income to average net assets	0.48		0.48		0.43		0.43		0.37
Portfolio turnover rate	19.27		21.26		23.27		15.85		34.91

(1)  The Fund charges a 1.00% redemption fee on shares held 180 days or less.

(2)  Amount per share is less than $0.005.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of
Mairs & Power Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Mairs & Power Funds Trust (the Trust) (comprising the Mairs & Power Growth Fund, Mairs & Power Balanced Fund, and Mairs & Power Small Cap Fund (collectively referred to as the "Funds")), including the schedules of investments, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Mairs & Power Funds Trust at December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Mairs & Power Funds Trust since 1958.

Minneapolis, Minnesota
February 15, 2018

FUND EXPENSES (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including redemption fees and (2) ongoing expenses for the operation of the Funds (e.g., asset-based charges, such as investment management fees). The Funds are "no-load" mutual funds. As a result, shareholders pay no commissions, fees, or expenses associated with sales representatives or sales charges.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The table below reports the Funds' expenses during the period July 1, 2017 through December 31, 2017 and includes the costs associated with a $1,000 investment.

Actual Expenses

The first line in the tables below may be used to estimate the actual expenses you paid over the reporting period. You can do this by dividing your account value by $1,000 and multiplying the result by the expense shown in the table below. For example, if your account value is $8,600, divided by $1,000 = $8.60. Multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period." By doing this you can estimate the expenses you paid on your account during this period.

Hypothetical Example

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expenses and assumed returns of 5% per year before expenses, which are not the Funds' actual returns. The results may be used to provide you with a basis for comparing the ongoing costs of investing in the Funds with the ongoing costs of investing in other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that these hypothetical examples highlight ongoing costs only. They may not be used to estimate the actual ending account balances or expenses you paid during the period and will not help you determine the relative total costs of owning different funds.

Mairs & Power Growth Fund

	Beginning Account Value 07/01/2017	Ending Account Value 12/31/2017	Expenses Paid During Period *
Actual return	$1,000.00	$1,079.80	$3.36
Hypothetical assumed 5% return	$1,000.00	$1,021.98	$3.26

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 0.64%, multiplied by the average account value over the Fund's second fiscal half-year, multiplied by the number of days in the Fund's second fiscal half-year (184 days), divided by 365 days.

Mairs & Power Balanced Fund

	Beginning Account Value 07/01/2017	Ending Account Value 12/31/2017	Expenses Paid During Period *
Actual return	$1,000.00	$1,060.80	$3.69
Hypothetical assumed 5% return	$1,000.00	$1,021.63	$3.62

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 0.71%, multiplied by the average account value over the Fund's second fiscal half-year, multiplied by the number of days in the Fund's second fiscal half-year (184 days), divided by 365 days.

FUND EXPENSES (unaudited) (continued)

Mairs & Power Small Cap Fund

	Beginning Account Value 07/01/2017	Ending Account Value 12/31/2017	Expenses Paid During Period *
Actual return	$1,000.00	$1,027.80	$5.32
Hypothetical assumed 5% return	$1,000.00	$1,019.96	$5.30

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 1.04%, multiplied by the average account value over the Fund's second fiscal half-year, multiplied by the number of days in the Fund's second fiscal half-year (184 days), divided by 365 days.

PRIVACY POLICY NOTICE (unaudited)

Our Promise to You

As a shareholder of the Mairs & Power Mutual Funds (Funds), you share both personal and financial information with us. Your privacy is important to us, and we are dedicated to safeguarding your personal and financial information.

Information Provided by Shareholders

In the normal course of doing business, we typically obtain the following non-public personal information about our shareholders:

•  Personal information regarding our shareholders' identity such as name, address and social security number;

•  Information regarding fund transactions effected by us; and

•  Shareholder financial information such as net-worth, assets, income, bank account information and account balances.

How We Manage and Protect Your Personal Information

We do not sell information about current or former shareholders to third parties, nor is it our practice to disclose such information to third parties unless requested or permitted to do so by a shareholder or shareholder representative or, if necessary, in order to process a transaction, service an account or as permitted by law. Additionally, we may share information with outside companies that perform administrative services for us. However, our arrangements with these service providers require them to treat your information as confidential.

In order to protect your personal information, we maintain physical, electronic and procedural safeguards to protect your personal information. Our Privacy Policy restricts the use of shareholder information and requires that it be held in strict confidence.

Shareholder Notifications

We provide a notice annually describing our privacy policy. In addition, we will inform you promptly if there are changes to our policy. Please contact us at (800) 304-7404 with questions about this notice.

OTHER INFORMATION (unaudited)

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus. An investor should consider the Funds' investment objectives, risks and expenses carefully before investing or sending money. This and other important information can be found in the Funds' summary prospectuses and full prospectus. To obtain a prospectus, please call Shareholder Services at (800) 304-7404 or visit the Funds' website at www.mairsandpower.com. Please read the prospectus carefully before investing.

This report includes forward-looking statements such as economic predictions and portfolio manager opinions. The statements are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations or beliefs are guaranteed.

PROXY VOTING (unaudited)

Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are available (i) without charge, upon request, by calling Shareholder Services at (800) 304-7404 and requesting a copy of the Statement of Additional Information (SAI) and (ii) on the Securities and Exchange Commission's (SEC's) website at www.sec.gov (access Form N-1A).

Information on how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at www.mairsandpower.com and on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS (unaudited)

The Trust files a complete schedule of portfolio holdings on Form N-Q for the first and third quarter-ends and on Form N-CSR for the second and fourth quarter-ends with the SEC. The Trust's Forms N-Q and N-CSR are available on the SEC's website at www.sec.gov. Forms N-Q and N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The schedule of portfolio holdings is also printed in the Trust's semi-annual and annual reports to shareholders, which are available without charge by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com.

A complete copy of the Trust's portfolio holdings will also be available on or about 15 days following each quarter-end on the Fund's website at www.mairsandpower.com.

HOUSEHOLDING (unaudited)

In an effort to decrease costs, the Trust intends to reduce the number of duplicate Summary Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call Shareholder Services at (800) 304-7404 to request individual copies of these documents. Once notification to stop householding is received, the Trust will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

eDelivery is available to all direct shareholders. eDelivery provides your tax statements, account statements and trade confirmation statements online rather than by regular mail. In addition to reducing paper waste, eDelivery may reduce your Fund fees by lowering printing and mailing costs over time. To receive materials electronically, please contact Shareholder Servicing at (800) 304-7404 or visit www.mairsandpower.com to sign up for eDelivery. If you hold your Fund shares through a Financial Intermediary, please contact your Financial Intermediary regarding electronic delivery options.

TRUSTEES AND OFFICERS (unaudited)  December 31, 2017

Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trust's Trustees and is available without charge, upon request, by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com.

Name (Year of Birth) and Address[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INTERESTED TRUSTEES
Jon A. Theobald (1945)	Secretary from 2003 to May 2017; Chief Compliance Officer from 2004 to 2012; Trustee since December 2012	• Chair Emeritus of the Board of the Investment Adviser (January 2018 to present). • Consultant to the Investment Adviser (January 2018 to present). • Chair of the Board of the Investment Adviser (2015 to 2017). • Chief Executive Officer of the Investment Adviser (2012 to 2017). • President of the Investment Adviser (2007 to 2014).	3	None
Mark L. Henneman (1961)	Vice President from 2009 to 2014; President since December 31, 2014; Trustee since January 2018	• Chair of the Board and Chief Executive Officer of the Investment Adviser (January 2018 to present). • President of the Investment Adviser (2015 to 2017). • Chief Investment Officer of the Investment Adviser (2015 to 2017). • Executive Vice President of the Investment Adviser (2012 to 2014).	3	None
INDEPENDENT TRUSTEES
Mary Schmid Daugherty (1958)	Trustee since December 2010; Audit Committee Chair from December 2012 to December 2017; Chair of the Board since January 2018	• Associate Professor, Department of Finance, University of St. Thomas (1987 to present).	3	None

TRUSTEES AND OFFICERS (unaudited) (continued)  December 31, 2017

Name (Year of Birth) and Address[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES (continued)
James D. Alt (1951)	Trustee since April 2015; Nominating and Governance Committee Chair since January 2017	• Adjunct Associate Professor, University of Minnesota Law School (2007 to 2017); Retired Partner, Dorsey & Whitney LLP[3] (1984 to 2012).	3	None
Patrick A. Thiele (1950)	Trustee since April 2015; Audit Committee Chair since January 2018	• Retired Chief Executive Officer, PartnerRe Ltd. (a reinsurance company) (2000 to 2010).	3	Director, OneBeacon Insurance Group, Ltd. (2014 to September 2017); Director, PartnerRE Ltd. (March 2016 to present)
Susan E. Knight (1954)	Trustee since January 2018	• Retired Senior Vice President and Chief Financial Officer, MTS Systems Corporation (a testing and sensor company) (2001 to 2015).	3	Director, Surmodics (2008 to 2015); Chair, Surmodics (2015 to present)
PRINCIPAL OFFICERS
Ronald L. Kaliebe (1952)	Vice President since 2009	• Senior Vice President of the Investment Adviser (January 2015 to present).
• Director of Fixed Income of the Investment Adviser (January 2015 to present).
		• Vice President of the Investment Adviser (2001 to 2014).	N/A	N/A
Andrew R. Adams (1972)	Vice President since 2011	• Chief Investment Officer of the Investment Adviser (January 2018 to present).
• Executive Vice President of the Investment Adviser (October 2016 to present).
		• Vice President of the Investment Adviser (2006 to October 2016).	N/A	N/A
Andrea C. Stimmel (1967)	Treasurer since 2011; Chief Compliance Officer from 2012 to 2016	• Chief Operating Officer of the Investment Adviser (January 2018 to present).
• Treasurer of the Investment Adviser (2008 to present).
• Director of Operations of the Investment Adviser (2008 to 2017).
		• Chief Compliance Officer of the Investment Adviser (2012 to 2016).	N/A	N/A

TRUSTEES AND OFFICERS (unaudited) (continued)  December 31, 2017

Name (Year of Birth) and Address[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
PRINCIPAL OFFICERS (continued)
Robert W. Mairs (1969)	Secretary since May 2017; Chief Compliance Officer and Anti-Money Laundering Compliance Officer since 2017; Assistant Chief Compliance Officer from September 2016 to December 2016	• President and Secretary of the Investment Adviser (January 2018 to present).
• Chief Compliance Officer of the Investment Adviser (January 2017 to present).
• Assistant Chief Compliance Officer of the Investment Adviser (September 2016 to December 2016).
• General Counsel of the Investment Adviser (2015 to present).
		• Shareholder and Attorney, Gray Plant Mooty (1999 to 2015).	N/A	N/A
Collyn E. Iblings (1978)	Assistant Chief Compliance Officer since May 2017; Assistant Treasurer from September 2016 to May 2017.	• Assistant Chief Compliance Officer of the Investment Adviser (May 2017 to present).
• Assistant Vice President of the Investment Adviser (2014 to present).
• Assistant Treasurer of the Investment Adviser (September 2016 to May 2017).
• Mutual Fund Administration Services Manager (2015 to May 2017).
• Compliance Manager (2014 to May 2017).
		• Accounting Manager (2011 to September 2016).	N/A	N/A

1  Unless otherwise indicated, the mailing address of each officer and trustee is: W1520 First National Bank Building, 332 Minnesota Street, Saint Paul, MN 55101-1363.

2  Dr. Daugherty served as a director of Mairs and Power Growth Fund, Inc. and Mairs and Power Balanced Fund, Inc. (together, the "Predecessor Funds") prior to the reorganization of the Predecessor Funds into newly formed series of the Trust effective December 31, 2011. Positions listed in this column for trustees and officers prior to 2012 refer to their positions with the Predecessor Funds. Each trustee serves until his or her resignation or mandatory retirement age. Each officer is elected annually and serves until his successor has been duly elected and qualified.

3  Dorsey & Whitney LLP previously served as legal counsel to the Trust through December 2012.

MAIRS & POWER FUNDS TRUST

Mairs & Power Growth Fund, established 1958

Mairs & Power Balanced Fund, established 1961

Mairs & Power Small Cap Fund, established 2011

A No-Load Funds Trust

For Shareholder Services
Call (800) 304-7404
Or write to:

(via Regular Mail) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street P. O. Box 701 Milwaukee, WI 53201-0701	(via Overnight or Express Mail) c/o U.S. Bancorp Fund Services, LLC 3rd Floor 615 East Michigan Street Milwaukee, WI 53202-0701

For Fund literature and information, visit the Trust's website at:
www.mairsandpower.com

Investment Manager

Mairs & Power, Inc.
W1520 First National Bank Building
332 Minnesota Street
Saint Paul, MN 55101

Custodian

U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Distributor

ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Mairs & Power, Inc.
c/o U.S. Bancorp Fund Services, LLC
3rd Floor
615 East Michigan Street
Milwaukee, WI 53202-0701

Item 2. Code of Ethics.

The registrant adopted its Code of Ethics for Principal Executive Officer and Principal Financial Officer on May 17, 2012.  The Code of Ethics is attached as exhibit 13(a)(1) to this form.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Dr. Mary Schmid Daugherty, Ms. Susan Knight and Mr. Patrick Thiele, all members of the registrant’s Audit Committee, are “audit committee financial experts” as defined in Item 3 of Form N-CSR. Dr. Daugherty, Ms. Knight and Mr. Thiele are “independent” under the standards set forth in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Year Ended December 31,	(a) Audit Fees	(b) Audit- Related Fees	(c) Tax Fees	(d) All Other Fees

2016	$107,500	None	$19,025	None
2017	$111,840	None	$20,430	None

(a)	Audit fees include amounts related to the audit of registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(c)	Tax fees include amounts related to tax advice and tax return preparation, compliance and reviews.

(d)	Tax consulting fee includes fees and expenses related to allowable tax consulting services.

(e)(1)	The registrant’s Audit Committee approves the engagement of the accountant before the accountant is engaged by the registrant and approved all audit and non-audit services provided to the registrant.

(e)(2)	None of such services described in columns (b) through (d) were subject to a waiver of the pre-approval requirement pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

The aggregate fees for non-audit services rendered by the registrant’s accountant to the registrant were $52,525 for the fiscal year ended December 31, 2016 and $20,430 for the fiscal year ended December 31, 2017. The aggregate fees for non-audit services rendered by the registrant’s accountant to the registrant’s investment adviser were $22,010 for the fiscal year ended December 31, 2016 and $18,225 for the fiscal year ended December 31, 2017.

(h)

The registrant’s Audit Committee has considered whether the provision of non-audit services by the registrant’s accountant to the registrant’s investment adviser is compatible with maintaining the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

(b)         Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time period specified by the SEC’s rules and forms.

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(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1)  Code of Ethics

Mairs & Power Funds Trust Code of Ethics for Principal Executive Officer and Principal Financial Officer.

Incorporated by reference to previous Form N-CSR filing, filed February 28, 2014.

(2)  Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940.

Attached as exhibits 13(a)(2).1 and 13(a)(2).2 to this form.

(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Attached as exhibit 13(b) to this form.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mairs & Power Funds Trust

By (Signature and Title)*	/s/ Mark L. Henneman
Mark L. Henneman, President
Principal Executive Officer

Date	2/26/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mark L. Henneman
Mark L. Henneman, President
Principal Executive Officer

Date	2/26/18

By (Signature and Title)*	/s/ Andrea C. Stimmel
Andrea C. Stimmel, Treasurer
Principal Financial Officer

Date	2/26/18

* Print the name and title of each signing officer under his or her signature.

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